UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Teradata Corporation

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Notice of 2020 Annual Meeting and

2020 Proxy Statement

teradata.

MESSAGE TO SHAREHOLDERS

March 20, 2020

Dear Fellow Shareholder:

I am pleased to invite you to attend Teradata Corporation’s 2020 Annual Meeting of Stockholders on May 5, 2020. The meeting will begin promptly at 8:00 a.m. local time at the InterContinental San Diego, 901 Bayfront Court, San Diego, California 92101. I do want to alert you to the possibility, given current events, that we may decide to hold the meeting virtually – please see the note in the Notice of Meeting that follows this letter for more information. This proxy statement, which includes a notice of the 2020 annual meeting, tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives information about director candidates and general compensation and corporate governance matters.

At Teradata, we transform how businesses work and people live through the power of data. As a leading hybrid cloud analytics software provider, we focus on helping customers leverage all of their data across an enterprise, whether on premises, in the cloud or anywhere in between, to uncover real-time intelligence, at scale. In doing so, we enable our customers to find answers to their toughest challenges.

We are in the midst of a transformation to a subscription-based business. In 2019, Teradata continued to make meaningful progress executing our strategic objectives and delivering value to our shareholders, as evidenced by achieving significant annual recurring revenue (“ARR”) and recurring revenue growth, although falling short of the goals that we set for the year.

As we progress through our transformation, we have implemented leadership changes that we believe best position Teradata for long-term growth. In November 2019, Victor Lund was elected our Interim President and Chief Executive Officer, and in February 2020, I was appointed Chairman of the Board, succeeding Mr. Lund and separating the roles of CEO and Chairman, which we believe is in the best interests of the Company and our shareholders.

Other notable achievements in 2019 include:

•	We drove consumption of our game-changing hybrid cloud analytics platform, Teradata Vantage™, through new use cases and capabilities, and continued to enhance Vantage to deliver meaningful answers to customers’ toughest analytics needs;
•	We exceeded our own expectations with respect to converting our customers to subscription-based transactions – 88% of our bookings in 2019 were subscription-based;
•	We expanded our offering capabilities and partnerships and doubled the number of customers leveraging Teradata data analytics solutions in the public cloud;
•	We expanded our go-to-market reach through focused vertical investments, deepening customer success programs and strengthening our partner relationships; and
•	We improved efficiency and execution throughout the organization through the implementation of new processes and systems.

As we execute our strategy and transform our Company, we continue to greatly value the input we receive from investors on our progress and future direction. Shareholder engagement remains an integral part of Teradata’s business practices, and we are in frequent communication with our largest investors on key business matters, including our strategic direction, corporate governance practices and executive compensation. Moreover, our executive compensation program has been designed and continues to evolve in a manner that addresses the feedback provided through our shareholder outreach efforts. Our goal is to continue to connect pay and performance and enhance the alignment of our executive compensation program with your long-term interests.

Our Board of Directors remains committed to ensuring that it includes a highly qualified and diverse group of directors who are well-equipped to oversee the success of Teradata’s business and effectively represent your interests. We encourage you to review the qualifications, skills and experience that each of our directors contributes to our Board of Directors as described beginning on page 4 of this proxy statement.

Mr. Lund and I look forward to your participation at the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. In addition, you are welcome to share your thoughts or concerns with us on any topic. Communications can be addressed to directors in care of the Corporate Secretary, Margaret A. Treese, at 17095 Via Del Campo, San Diego, California 92127 or by email at the address listed above.

Every vote is important. Whether or not you plan to attend the annual meeting, I urge you to authorize your proxy as soon as possible so that your stock may be represented at the meeting.

We value your support and thank you for joining Teradata on this transformational journey.

Sincerely,

Michael P. Gianoni

Chairman of the Board

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TIME 8:00 a.m. local time	DATE Tuesday, May 5, 2020	PLACE* InterContinental San Diego 901 Bayfront Court San Diego, CA 92101

* Depending on conditions associated with the coronavirus or COVID-19, we might hold a Virtual Annual Meeting instead of holding the meeting in San Diego, California. If we decide to hold a Virtual Annual Meeting, we will make a public announcement, which will be available at https://www.teradata.com as soon as practicable before the meeting. In that event, Teradata’s 2020 Annual Meeting of Stockholders would be conducted solely virtually, at the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stockholder list at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/TDC2020 and using your 16-digit control number, but only if the meeting is not held in San Diego, California.

Purpose

•

Elect Ms. Nelson and Messrs. Fishback and Kepler to serve as Class I directors for three-year terms expiring at the 2023 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified;

•	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote);

•	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2020; and

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting by or at the direction of the Board of Directors.

Other Important Information

•	Record holders of Teradata common stock at the close of business on March 6, 2020, may vote at the meeting.

•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder at the meeting. Even if you plan to attend the meeting, please submit a proxy to ensure that your shares are represented at the meeting.

Internet Availability

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on May 5, 2020: This notice of the 2020 annual meeting of stockholders and proxy statement, our 2019 annual report, and form of proxy and voting instruction card are available at https://www.proxyvote.com.

By order of the Board of Directors,

Margaret A. Treese

Deputy General Counsel and Secretary

March 20, 2020

i

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement that is being provided to you by Teradata Corporation (“Teradata,” the “Company,” “we,” or “us”) in connection with its 2020 annual meeting of stockholders. This summary is not a complete description, and you should read the entire proxy statement carefully before voting.

This proxy statement contains important information about the 2020 annual meeting of stockholders, as well as information regarding the voting process, director elections, our corporate governance programs, and executive and director compensation, among other things. We are furnishing this proxy statement together with our 2019 annual report and form of proxy and voting instruction card (“proxy card”). Proxy materials for the 2020 annual meeting of stockholders are being made available in printed form on or about March 23, 2020, and they will be available online on or about March 26, 2020. On behalf of the Teradata Board of Directors, we are requesting your proxy for the 2020 annual meeting of stockholders and any adjournments or postponements that follow.

Voting Methods – Your Vote is Important!

Even if you plan to attend the 2020 annual meeting of stockholders in person, we urge you to vote in advance of the meeting using one of these advance voting methods.

By Internet: www.proxyvote.com	By Phone: 1-800-690-6903	By Mail: 51 Mercedes Way Edgewood, NY 11717

2020 Annual Meeting Information

Meeting Date:	May 5, 2020

Meeting Place:	InterContinental San Diego 901 Bayfront Court San Diego, CA 92101

Record Date:	March 6, 2020

Meeting Time:	8:00 a.m. (Pacific)

Voting:	All common stockholders of record as of March 6, 2020 may vote. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Admission:	You will need an admission ticket or proof of ownership of Teradata common stock, as well as a form of personal photo identification, to be admitted to the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. If we decide to hold a Virtual Annual Meeting, to attend and participate in the Virtual Annual Meeting, visit www.virtualshareholdermeeting.com/TDC2020 and use your 16-digit Control Number provided in the Notice to log in to this website and access the live audio webcast of the meeting. Please refer to page 73 of this proxy statement under “Other General Information” for more information about attending the meeting.

1

Meeting Agenda

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Consider and vote upon the election of Ms. Nelson and Messrs. Fishback and Kepler to serve as Class I directors for three-year terms expiring at the 2023 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified	FOR each nominee	4
Proposal 2	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote)	FOR	65
Proposal 3	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2020	FOR	66

2019 Financial Highlights vs. Prior Year

9% ANNUAL RECURRING REVENUE (“ARR”) GROWTH	88% SUBSCRIPTION-BASED BOOKINGS AS A % OF TOTAL PRODUCT BOOKINGS	9% TOTAL RECURRING REVENUE GROWTH	72% RECURRING REVENUE AS A % OF TOTAL REVENUE

Board of Directors

NAME	CLASS	AGE	POSITION
Victor L. Lund	III	72	Interim President and Chief Executive Officer
Michael P. Gianoni[1]	III	59	Chairman
Cary T. Fu	III	71	Director
Joanne B. Olsen	III	61	Director
Daniel R. Fishback*	I	58	Director
David E. Kepler*	I	67	Director
Kimberly K. Nelson*[2]	I	52	Director
William S. Stavropoulos[3]	I	80	Director
Lisa R. Bacus	II	55	Director
Timothy C.K. Chou	II	65	Director
James M. Ringler	II	74	Director
John G. Schwarz	II	69	Director

* Nominees for election

1 Appointed non-executive Chairman as of February 6, 2020.

2 Elected to the board as of November 5, 2019.

3 Retiring at end of current term, which expires at 2020 annual meeting, at which time the number of directors will be reduced from twelve to eleven and the number of Class I directors will be reduced from four to three.

2	2020 PROXY STATEMENT

Board and Governance Highlights

Teradata has adopted many governance practices that establish strong independent leadership in our boardroom and provide our stockholders with meaningful rights, including:

all directors (other than Interim CEO) and all audit, compensation and governance committee members are independent independent non-executive Chairman
separate CEO and board chair roles
strategy actively overseen by board
highly qualified and diverse board with extensive executive experience at global, public companies and knowledge of software and technology industries, including cloud-based technologies active board oversight of risk and operational plans
ongoing board refreshment (6 new directors in the past 5 years)
regular executive sessions of independent directors at board and committee meetings independent compensation consultant engaged to advise on compensation of our executives and directors ongoing shareholder engagement that results in impactful changes to executive compensation and corporate governance programs robust stock ownership requirements for directors and executive officers and prohibitions on hedging and pledging stock compensation clawback and anti-harmful activity policies

3

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

The Board of Directors is currently divided into three classes. Directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. As of the 2020 annual meeting, the terms for the directors in Classes I, II and III of the Board of Directors expire in 2020, 2021 and 2022, respectively.

Ms. Nelson and Messrs. Fishback, Kepler, and Stavropoulos currently are Class I directors whose terms are expiring at the 2020 annual meeting. In February 2020, Mr. Stavropoulos informed the Board of Directors that he will be retiring at the end of his current term and will not stand for re-election at the 2020 annual meeting. The board has extended its sincerest gratitude to Mr. Stavropoulos for his many years of distinguished service to the Company and decided not to nominate a replacement director for Mr. Stavropoulos at this time. As a result, as of the 2020 annual meeting, the size of the Board of Directors will be reduced from twelve members to eleven members, and the number of Class I directors will be reduced from four to three members.

For the reasons described below, each of the remaining Class I directors has been nominated by the board for re-election through the 2023 annual meeting of stockholders and until his or her successor is elected and qualified.

Proxies solicited by the board will be voted for the election of the nominees, unless you instruct otherwise on your proxy. Each of the nominees is willing to serve if elected. The board has no reason to believe that these nominees will be unable to serve. However, if one of them should be unable to serve, the board may further reduce the size of the board or designate a substitute nominee. If the board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR the election of each of the Class I nominees as a director.

Election of each nominee requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such election. If a nominee does not receive a majority vote, he or she is required to tender his or her resignation for consideration by the disinterested members of the Board of Directors in accordance with our Corporate Governance Guidelines as described on page 12 of this proxy statement. Proxies solicited by the Board of Directors will be voted FOR each nominee, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

Director Qualifications

Our Board of Directors currently consists of twelve members who we believe are extremely well-qualified to serve on the board and represent our stockholders’ best interests. As described on page 16 of this proxy statement under the caption “Selection of Nominees for Directors,” the board and its Committee on Directors and Governance (the “Governance Committee”) select nominees with a view to establishing a Board of Directors that is comprised of members who:

•	have extensive business leadership experience,

•	bring diverse perspectives to the board,

•	are independent and collegial,

•	have high ethical standards as well as sound business judgment and acumen, and

•	understand and are willing to make the time commitment necessary for the board to effectively fulfill its responsibilities.

Key Qualifications and Attributes

4	2020 PROXY STATEMENT

Election of Directors

We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors. Moreover, they provide our board with a diverse complement of specific business skills, experience and perspectives, including: extensive financial and accounting expertise, public-company board experience, knowledge of the technology and software industries and of Teradata’s business, including cloud-based technologies, experience with companies with a global presence and with growth and/or transformation strategies, and extensive operational and strategic planning experience. In addition, the board believes that each of the director nominees and other directors has demonstrated outstanding achievement in his or her professional career, the willingness to participate actively in board activities and share policy-making and strategic thinking experiences, an ability to articulate independent perspectives, make analytical inquiries and take tough positions that challenge management, and a high degree of personal and professional integrity.

The following describes the key qualifications, business skills, experience and perspectives that each of our directors brings to the Board of Directors, in addition to the general qualifications and attributes described above and information included in the biographical summaries provided below for each director. Based on all of these qualifications and attributes, we believe that the directors and nominees have the appropriate set and complement of skills to serve as members of the board.

2020 Director Nominees

Class I — Current Terms Expiring in 2020:

DANIEL R. FISHBACK	Co-Chief Executive Officer and Chairman of the Board of Directors of UserZoom	Director since: 2017

Key Qualifications and Attributes:

•  Experience as the chief executive officer of a global, publicly-traded company in the software-as-a service industry

•  Strong leadership skills and a proven track record driving financial growth and product development

•  Technology industry expertise

Biography:

Mr. Fishback, age 58, has served as Co-Chief Executive Officer of UserZoom, a user behavior and analytics platform provider, since April 2018 and as Chairman of the Board of UserZoom since October 2015. Mr. Fishback previously served as the President and Chief Executive Officer of DemandTec, Inc. from 2001 to 2013. DemandTec was a provider of a cloud-based collaborative optimization network for retailers and consumer products companies that was acquired by IBM in 2012. From 2000 to 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Prior to that, he held sales and executive leadership positions at Trading Dynamics Company and Hyperion Solutions Corporation. Mr. Fishback serves on the board of Qumu Corporation, a leading enterprise video platform provider, serves on the board of directors for several private technology companies, and is an advisor and consultant to a number of companies focusing on the application of analytic solutions to solve complex business problems. He joined our board in January 2017.

DAVID E. KEPLER	Retired Executive Vice President, Chief Sustainability Officer and Chief Information Officer of The Dow Chemical Company	Director since: 2007

Key Qualifications and Attributes:

•  Experience as the chief information officer of a complex, global company with additional responsibility for corporate sustainability initiatives, risk management and business services operations

•  Financial expertise

•  Recognized leader in the area of cybersecurity

Biography:

Mr. Kepler, age 67, served as the Executive Vice President, Chief Sustainability Officer and Chief Information Officer (“CIO”) of The Dow Chemical Company (“Dow”) from 2008 until his retirement in 2014. Mr. Kepler joined Dow in 1975 and was appointed the company’s Vice President and CIO in 1998 and Corporate Vice President in 2001. At Dow, Mr. Kepler assumed responsibility for Business Services in 2004, was appointed Senior Vice President in 2006, with added responsibilities for the company’s sustainability initiatives, and appointed Executive Vice President in 2008. He also serves on the board of directors of TD Bank Group and Autoliv, Inc., as a trustee of the University of California Berkeley, and as a board member of the Michigan Baseball Foundation. From 2008 to 2015, he was appointed to and served on the U.S. National Infrastructure Advisory Council that advised the President on the protection of critical infrastructure and homeland security issues. He joined our board in November 2007.

5

Election of Directors

KIMBERLY K. NELSON	Executive Vice President and Chief Financial Officer, SPS Commerce, Inc.	Director since: 2019

Key Qualifications and Attributes:

•  Senior executive leadership of cloud-based solutions company

•  Financial expertise and experience as a chief financial officer

•  Diverse perspectives given gender and technology company experience

Biography:

Ms. Nelson, age 52, is the Executive Vice President and Chief Financial Officer at SPS Commerce, Inc., a provider of cloud-based supply chain management solutions worldwide, a position she has held since joining the company in 2007. Prior to joining SPS Commerce, Ms. Nelson led Investor Relations at Amazon.com, Inc., from 2005 until 2007. She served as Amazon’s Finance Director, Technology, from 2003 to 2005, and its Finance Director, Corporate Financial Planning and Analysis, from 2000 to 2003. Prior to that, she served as a Director, Finance at The Pillsbury Company, LLC, a subsidiary of General Mills, Inc., from 1997 until 2000. She also serves as a director of Calyxt, Inc., a consumer-centric food- and agriculture-focused public company. She joined our board in November 2019.

   Class I — Retiring upon Expiration of Term in 2020:

WILLIAM S. STAVROPOULOS	Chairman Emeritus of the Board of Directors of The Dow Chemical Company	Director since: 2007*

Key Qualifications and Attributes:

•  Distinguished career with extensive public-company board experience

•  Leadership experience as a former chief executive officer and chairman of a major, global company

•  Substantial business and strategic acumen

Biography:

Mr. Stavropoulos, age 80, retired as Chairman of the Board of Dow in 2006. He had served in such capacity since 2000. Mr. Stavropoulos was the President and Chief Executive Officer of Dow from 1995 to 2000 and was Chief Executive Officer from 2002 to 2004. He is a director of Univar, Inc., a global distributor of commodity and specialty chemicals. In addition, he is on the advisory board for Metalmark Capital LLC, a private equity investment firm, and is a director of Kissner Global Holdings, LP. He is the Chairman and Chief Executive Officer of the Michigan Baseball Foundation, serves as a trustee of the Rollin M. Gerstacker Foundation, and serves on the board of Artis–Naples. Mr. Stavropoulos served on the boards of Maersk Inc., from 2002 to 2014, and Tyco International, Inc., from 2007 until 2013, and as a special advisor to Clayton, Dubilier & Rice, Inc., from 2006 until 2017. Mr. Stavropoulos joined our board in September 2007.

* Mr. Stavropoulos informed the board that he will retire from the board, effective upon expiration of his current term at the 2020 annual meeting, and, accordingly, he is not up for re-election at the 2020 annual meeting.

6	2020 PROXY STATEMENT

Election of Directors

Class II — Current Terms Expiring in 2021:

JAMES M. RINGLER	Former Chairman of Teradata Corporation	Director since: 2007

Key Qualifications and Attributes:

•  Experience as the chief executive officer and chairman of the board of publicly-held, global companies

•  Extensive experience on public company boards

•  Excellent operational and leadership skills and business acumen

•  An in-depth knowledge of the Company’s business and management team

Biography:

Mr. Ringler, age 74, was Chairman of the Board of Teradata from September 2007 until January 2019. He previously served as Chairman of the Board of NCR Corporation, from 2005 to 2007, and served as NCR’s President and Interim Chief Executive Officer for approximately 6 months in 2005. He served as Vice Chairman of Illinois Tool Works Inc., a multi-billion dollar diversified manufacturer of highly engineered components and industrial systems, from 1999 until he retired in 2004. Prior to joining Illinois Tool Works, from 1997 to 1999, Mr. Ringler was Chairman of Premark International, Inc. He also served as Premark’s Chief Executive Officer from 1995 to 1999 when it merged with Illinois Tool Works. Mr. Ringler serves as a director of Autoliv, Inc., Veoneer, Inc., TechnipFMC plc, and John Bean Technologies Corporation. He previously served on the board of The Dow Chemical Company/DowDuPont, Inc., from 2001 until February 2019, and Ingredion Incorporated, from 2002 until 2014. He joined our board in September 2007.

LISA R. BACUS	Retired Executive Vice President and Chief Marketing Officer for Cigna Corporation	Director since: 2015

Key Qualifications and Attributes:

•  Deep marketing expertise with focus on strategic planning and data analytics, in-depth knowledge of communication and marketing strategies and customer service operations

•  Experience as senior executive of large global companies

•  Diverse perspectives given gender and Hispanic heritage

Biography:

Ms. Bacus, age 56, served as the Executive Vice President and Chief Marketing Officer at Cigna Corporation, a global health care services company, from May 2013 until her retirement in July 2019. Her marketing role expanded with Cigna’s acquisition of Express Scripts in December 2018. Prior to joining Cigna, Ms. Bacus was the Executive Vice President and chief marketer at American Family Insurance Group, a personal and commercial property and casualty company, from 2011 until 2013, and its Vice President, Marketing, from 2008 to 2011. Before joining American Family Insurance, she was with Ford Motor Company, from 1986 to 2008, where she held a number of executive leadership positions, including Executive Director of Global Market Research and Insights, Executive Director of Global Marketing Strategy, and head of marketing for Ford in Mexico. She serves on the board of privately-held Culver Franchising System, Inc., as well as a number of non-profit corporations, and previously served on the board of Shoutlet, Inc., a privately-held company. Ms. Bacus joined our board in January 2015.

7

Election of Directors

TIMOTHY C.K. CHOU	Former President of Oracle On Demand, a division of Oracle Corporation	Director since: 2017

Key Qualifications and Attributes:

•  Extensive experience with technology companies including many years of experience in building and selling enterprise software and hardware

•  Recognized as an industry leader in cloud computing and the Internet of Things, having published several landmark books and been featured in various publications including Forbes, Business Week, The Economist, and The New York Times as well as on CNBC and NPR

•  Extensive experience with startup companies in both workflow and analytic applications

•  Diverse perspective given Chinese heritage and experience teaching a course on cloud computing in China

Biography:

Dr. Chou, age 65, served as President of Oracle On Demand, a division of Oracle Corporation, from 1999 until his retirement in 2005, during which time he led the growth of Oracle’s cloud business from a nascent stage to an industry-leading position. Prior to that, he served as the Chief Operating Officer of Reasoning, Inc., a pioneering application services provider, until it was acquired by Oracle in 2000. He served on the board of Embarcadero Technologies, a provider of database tools, from 2000 until 2007. In addition to his commercial career, he has taught in the computer science department at Stanford University since 1982. In 2006, he launched the first class on cloud computing at Stanford and in 2008 started a similar class at Tsinghua University in Beijing, China. In 2013, he became the Chairman of the Alchemist, a leading enterprise software accelerator where he is focused on analytics, artificial intelligence and the Internet of Things. His landmark book, The End of Software, served to educate enterprises, operators and investors in this major shift in business models. He has been a director at Blackbaud since 2007 and joined our board in January 2017.

JOHN G. SCHWARZ	Founder and Chief Executive Officer of Visier Inc.	Director since: 2010

Key Qualifications and Attributes:

•  Extensive experience within the software and technology industries, including as the chief executive officer and director of global, analytics technology companies

•  Operational and strategic planning experience leading a business organization that experienced high growth through both acquisitions and organic growth strategies

•  Broad global experience and perspective

Biography:

Mr. Schwarz, age 69, is the founder and Chief Executive Officer of Visier Inc., a business analytics software firm, a position he has held since 2010. Previously, he served as Chief Executive Officer of SAP Business Objects, a unit of SAP AG, from 2008 to 2010, during which time he was a member of the executive board of SAP AG and also served on the board of directors of SAP Business Objects. From 2005 until its acquisition by SAP in 2008, he served as Chief Executive Officer of Business Objects S.A., a provider of business intelligence software and services. Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation, a provider of infrastructure security and storage management software, from 2001 to 2005. From 2000 to 2001, he served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the Internet. Prior to joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation with his last position being General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a director of Synopsys, Inc. and Avast Software, and served as a director of SuccessFactors, Inc. from 2010 to 2011. He is also a member of the Dalhousie University Advisory Board. He joined our board in September 2010.

8	2020 PROXY STATEMENT

Election of Directors

Class III Nominees — Current Terms Expiring in 2022:

CARY T. FU	Co-founder and retired Chairman and Chief Executive Officer of Benchmark Electronics, Inc.	Director since: 2008

Key Qualifications and Attributes:

•  Experience as the chief executive officer and chairman of the board of a global, publicly-traded technology company

•  Financial expertise and experience as a chief financial officer and certified public accountant

•  Experience co-founding and leading a high-growth business organization

•  Diverse perspectives given Taiwanese heritage and years of experience doing business in Asia

Biography:

Mr. Fu, age 71, is the co-founder of Benchmark Electronics, Inc. (“Benchmark”), a publicly-held electronics manufacturing services provider. He served as Chairman of the Board of Benchmark from 2009 until his retirement in December 2012, and was a director of Benchmark from 1990 to 2009. In 2011, Mr. Fu retired as Benchmark’s Chief Executive Officer, a position he had held since 2004. Prior to becoming Chief Executive Officer of Benchmark, he served as its President and Chief Operating Officer from 2001 to 2004, Executive Vice President from 1992 to 2001, and Executive Vice President, Financial Administration, from 1990 to 1992. He also serves on the board of directors of Littelfuse, Inc., a leading global manufacturer of circuit protection and power control technologies, and is a certified public accountant. He joined our board in July 2008.

MICHAEL P. GIANONI	Chairman of the Board of Teradata Corporation President and Chief Executive Officer of Blackbaud, Inc.	Director since: 2015

Key Qualifications and Attributes:

•  Experience as the president and chief executive officer of a global, publicly-traded software-as-a-service company

•  Strong operational and leadership skills and business acumen

•  Proven track record driving financial performance improvement

•  Deep software industry knowledge

Biography:

Mr. Gianoni, age 59, is the President and Chief Executive Officer of Blackbaud, Inc., a provider of software and services specifically designed for nonprofit organizations, a position he has held since joining the company in January 2014. Previously, Mr. Gianoni was the Executive Vice President and Group President, Financial Institutions, at Fiserv, Inc., a global technology provider serving the financial services industry, from 2010 to 2013. He joined Fiserv as President of its Investment Services division in 2007, where he was responsible for product, technology, sales, finance, operational, and strategy. From 2006 until its acquisition by Fiserv, Mr. Gianoni was Executive Vice President and General Manager of CheckFree Corporation, a leading provider of financial e-commerce solutions. Prior to that time, he held a number of senior management positions at DST Systems Inc., an information processing and software services company. Mr. Gianoni serves as a director of Blackbaud. He joined our board in January 2015 and was appointed our non-executive Chairman in February 2020 after serving as independent Lead Director since January 2019.

9

Election of Directors

VICTOR L. LUND	Interim President and Chief Executive Officer of Teradata Corporation	Director since: 2007

Key Qualifications and Attributes:

•  Experience as the President and Chief Executive Officer of the Company with extensive knowledge of Teradata’s operations, strategy, customers, and financial position

•  Significant financial expertise and business acumen

•  Experience as the chief financial officer and chief executive officer of a large business with a high-growth model

•  Extensive public-company board experience, particularly on audit committees

Biography:

Mr. Lund, age 72, was appointed Interim President and Chief Executive Officer of Teradata in November 2019 and served as Executive Chairman of the Board from January 2019 until February 2020. He previously served as the Company’s President and Chief Executive Officer from May 2016 until January 2019. He served as the non-executive Chairman of the Board of DemandTec, a publicly-held, on-demand applications company, from 2006 until 2012, and was a member of its board from 2005 until 2012. Mr. Lund was non-executive Chairman of the Board of Mariner Health Care, Inc., a long-term health care services company, from 2002 until December 2004 and Vice Chairman of Albertson’s, Inc. from 1999 to 2002. Prior to that, he served as Chairman and Chief Executive Officer of American Stores Company. During his extended career with American Stores, Mr. Lund also held executive positions of increasing responsibility leading to Chairman and Chief Executive Officer, including Chief Financial Officer and Executive Vice President. Earlier in his career, Mr. Lund was a practicing certified public accountant. He also serves as a director of Service Corporation International and a number of privately-held companies. He joined our board in September 2007.

JOANNE B. OLSEN	Former Executive Vice President, Cloud Services and Support, Oracle Corporation	Director since: 2018

Key Qualifications and Attributes:

•  Extensive experience within the software and technology industries

•  Senior executive leadership of cloud-based solutions and services

•  Diverse perspectives given gender and global management experience

Biography:

Ms. Olsen, age 61, served as the Executive Vice President, Cloud Services and Support at Oracle Corporation, a worldwide software and services company, from November 2016 until she retired in August 2017. In that role, she drove Oracle’s cloud transformation services and support strategy, partnering with leaders across all business units, leading a team of cloud customer experience experts, covering customer success, implementation success, consulting, support, education, and managed cloud services. She previously served as Senior Vice President and leader of Oracle’s applications sales, alliances, and consulting organizations in North America from 2010 to 2016. Ms. Olsen began her career with IBM, where, over the course of more than three decades, she held a variety of executive management positions across sales, global financing and hardware. She also serves as a director of Ciena Corporation, a global supplier of telecommunications networking equipment, software, and services, and Keysight Technologies, Inc., a provider of electronic design and test solutions. She joined our board in June 2018.

No family relationship exists among any of the directors, nominees or executive officers. No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

10	2020 PROXY STATEMENT

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Corporate Governance

Our Board of Directors is elected by the stockholders to govern our business. The board selects the senior management team, who is charged with conducting our business, and acts as an advisor to senior management, monitors its performance, and approves its compensation. Our Board of Directors engages in active discussion and oversight of the Company’s business plans and strategy. It dedicates a meeting each year as well as time at other regular meetings to cover strategic planning and monitoring. As part of this process, the board considers how best to capture opportunities and balance risks with potential stockholder returns in light of many factors such as our competitive landscape, technology developments, organizational structure, and financial objectives, among other things. The board’s responsibilities also include planning for senior management succession, overseeing the integrity of our financial statements, and monitoring enterprise risks and compliance efforts.

To support these important duties, the board employs a strong framework of corporate governance practices, including those outlined below:

Independent Leadership and Oversight

  All directors, except the Company’s Interim President and CEO, are independent

  Separate CEO and board chair roles

  Independent non-executive Chairman of the Board

  Four new experienced independent directors added in the last three years, including two female and one ethnically diverse director, provides fresh perspectives

  Average board tenure of 7.4 years

  Executive sessions of independent directors scheduled at every regular board meeting

  Limit on additional board service (no director sits on more than 4 other public company boards)

  All directors possess highly relevant experience and knowledge (7 of 12 are current or former chief executive officers and 8 of 12 have software and/or technology industry experience)

Executive Compensation Best Practices

  Emphasis on performance-based and long-term equity incentives

  2019 long-term equity program is 70% performance-based

  Prohibitions on hedging and pledging Company stock by officers and directors

  Clawback and harmful activity policies

  Annual advisory vote on compensation

  Annual incentive compensation is capped

  Approved by a fully-independent board committee using an independent consultant

Shareholder Engagement & Alignment	Track record of proactive, ongoing stockholder dialogue Significant Teradata stock ownership by officers and directors and strong stock ownership guidelines

Stockholder Rights	Majority vote standard for election of directors No poison pill in place Proxy access bylaw permits eligible stockholders to nominate candidates for election to the board

Ethics and Sustainability	Named a World’s Most Ethical Company by The Ethisphere Institute in 2020 for 11th straight year Comprehensive sustainability program with substantive annual reporting

11

Additional Information Concerning the Board of Directors

Shareholder Outreach

Shareholder engagement is an important part of our business practices, and we greatly value the input we receive from our shareholders. Teradata Investor Relations and members of Teradata management are in frequent communication with shareholders on a variety of matters, including strategy, operations, corporate governance practices, and executive compensation.

Teradata has engaged in a robust shareholder outreach effort for many years to better understand and address any concerns shareholders might have relating to the Company’s executive compensation program. This outreach continued through 2019 and early 2020, and in addition to compensation-related matters, a number of corporate governance matters as well as environmental and social matters were discussed with our shareholders during the outreach process. As described below on page 36 of the Compensation Discussion and Analysis section of this proxy statement, this engagement has been very productive and informative. Accordingly, shareholders’ interests have been taken into consideration in establishing or maintaining a number of meaningful aspects to Teradata’s executive compensation program and corporate governance framework as well as advancing our thinking on environmental and social matters. We have also enhanced our disclosures in this proxy statement based on input provided through our shareholder engagement process, particularly in the Compensation Discussion and Analysis and Corporate Responsibility and Sustainability sections.

Corporate Governance Guidelines

To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. These guidelines address, among other things, such matters as director independence, committee membership and structure, meetings and executive sessions, the annual self-assessments of the board and its committees, and director selection, retirement, and training. The guidelines were updated in February 2020, to implement our policy with respect to the separation of the roles of our Chairman and Chief Executive Officer. The board’s Corporate Governance Guidelines are found on our corporate governance website at https://www.teradata.com/governance-guidelines. The board’s independent directors have an opportunity to meet at each regularly scheduled meeting in executive session without management present. Our independent Lead Director presided at these executive sessions in 2019, and our non-executive Chairman now presides at the executive sessions.

Board Independence and Related Transactions

We believe that the Company benefits from having a strong and independent board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. The Board of Directors has established independence standards as part of its Corporate Governance Guidelines. In general, the board must determine whether a director is considered independent, taking into account the independence guidelines of the New York Stock Exchange (“NYSE”) and the factors listed immediately following this paragraph (which are included as Exhibit B, Director Independence Standards, to the board’s Corporate Governance Guidelines referenced above) in addition to those other factors it may deem relevant. No director may qualify as independent unless the board affirmatively determines (i) under the NYSE listing standards, that he or she has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), and (ii) under our independence standards, that the director or director candidate does not have any direct or indirect material relationship with us. Our independence standards include the following minimum criteria:

1.	A director will not be independent if:

•	at any time during the last three years, he or she has been an employee of Teradata, or an immediate family member of the director has been an executive officer of Teradata;

•

he or she has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Teradata, other than certain limited circumstances, including: (a) compensation and other fees paid for service as a director; or (b) compensation received by an immediate family member for service as an employee of Teradata (other than as an executive officer);

•

he or she has certain relationships with any firm that serves as Teradata’s internal or external auditor, including (a) the director is a current partner or employee of such firm; (b) the director has an immediate family member who is a current partner of such firm; (c) the director has an immediate family member who is a current employee of such firm and personally works on Teradata’s audit; or (d) the director or an immediate family member of the director was within the last three years a partner or employee of such a firm and personally worked on Teradata’s audit within that time;

•

at any time within the past three years, the director or his or her immediate family member has been employed as an executive officer of another company where any of Teradata’s present executive officers at the same time serves or served on that company’s compensation committee; or

•

he or she is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, Teradata for property or services in an amount which,

12	2020 PROXY STATEMENT

Additional Information Concerning the Board of Directors

in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (in each case, as reported in the other company’s last completed fiscal year).

2.

A director will not be independent if he or she is an employee, or any member of the director’s immediate family is an executive officer, of a company which is indebted to Teradata or to which Teradata is indebted, and the total amount of the indebtedness exceeds the greater of $1,000,000 or 2% of the consolidated annual gross revenues of either company.

3.

A director will not be independent if he or she or any member of the director’s immediate family is an officer, director or trustee of a charitable or other tax-exempt organization, and donations by Teradata during any single fiscal year to the charitable or other tax-exempt organization within the last three years exceeds the greater of $1,000,000 or 2% of the organization’s consolidated annual gross revenues.

4.

A relationship arising solely from a director’s interest in another company or similar entity that is party to a transaction with Teradata will not be considered to be a material relationship with Teradata that would impair the director’s independence if: (i) such interest arises only from: (a) the director’s position as a director, trustee or similar position of such other company or entity, and/or (b) the direct or indirect ownership by the director and the director’s immediate family members, in the aggregate, is less than 10% of the equity or similar ownership interest in such other company or entity; and (ii) the director is not involved in the negotiation of the terms of the transaction with Teradata and does not receive any special benefits as the result of the transaction.

The board’s independence standards also provide for additional criteria for members of the Audit and Compensation and Human Resource Committees as required under applicable NYSE rules.

Our Board of Directors has affirmatively determined that all of our non-employee directors and nominees, namely Mmes. Bacus, Nelson and Olsen and Messrs. Chou, Fishback, Fu, Gianoni, Kepler, Ringler, Schwarz, and Stavropoulos, meet the NYSE listing independence standards and our independence standards for the board and the committees on which they serve. There were no transactions, relationships or arrangements in fiscal year 2019 that required review by the board for purposes of determining director independence.

Board Leadership Structure

In February 2020, we amended our Corporate Governance Guidelines to adopt a policy providing that the positions of Chairman of the Board and Chief Executive Officer should be held by separate persons. Our Corporate Governance Guidelines do not require that our Chairman be independent. In the event the Chairman of the Board is not independent, the Board will designate a Lead Director who is an independent, non-employee Director. The board believes that this leadership structure, separating the positions of Chairman and Chief Executive Officer, best serves the interests of Teradata and its stockholders and demonstrates our commitment to strong corporate governance practices.

Concurrent with this policy change, Mr. Gianoni was appointed our non-executive Chairman of the Board, succeeding Mr. Lund, who is continuing as a director and our Interim President and CEO. With his appointment as non-executive Chairman of the Board, Mr. Gianoni is no longer serving as our independent Lead Director. Mr. Lund, our Interim CEO, is the only member of the board who is not independent. We believe that this leadership structure enhances the accountability of the CEO to the board, strengthens the board’s independence from management, and benefits independent risk oversight of the Company’s day-to-day risk management activities. In addition, separating these roles allows our Interim CEO to focus his efforts on running our business, meeting with customers and investors, and managing the Company in the best interests of our stockholders, while we are able to benefit from the leadership experience of Mr. Gianoni.

Board Oversight of Risk

Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. The board’s committee structure and the collective knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk, thereby increasing the effectiveness of the board’s role in risk oversight.

There are a number of ways our board performs this risk oversight function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results, and strategy and discusses risks related to the business;

•

the Audit Committee assists the board in its oversight of risk management by overseeing the Company’s enterprise risk management process and discussing with management – particularly, the Chief Financial Officer; the Vice President, Information Systems; the Vice President, Enterprise Risk and Assurance Services; and the Chief Ethics, Compliance & Privacy

13

Additional Information Concerning the Board of Directors

Officer – the Company’s guidelines and policies regarding financial and enterprise risk management and risk appetite, including: (i) major risk exposures such as, for example, financial, cybersecurity, data privacy, operational, and legal and regulatory risks, and the steps management has taken to monitor and control such exposures; and (ii) internal audit and ethics and compliance updates, as well as whistleblower updates, if any;

•

the Audit Committee also receives quarterly reports from our Chief Information Security Officer assessing the status, adequacy and effectiveness of cybersecurity risks and twice per year, or more as needed, reviews and discusses the Chief Information Security Officer’s report on cybersecurity risks and the steps the security team has taken to monitor and control related exposures and reports to the board on these matters; and

•

through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Compensation Risk Assessment

Based on an analysis conducted by management and reviewed by the Board of Directors, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Director Education

The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and the Company reimburses directors for their expenses associated with this participation. We also encourage our directors to attend Teradata events such as our annual users’ conference (Teradata Universe) and our investor day events. Continuing director education is also provided during board meetings and other board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties. In addition, new directors participate in extensive orientation sessions that are focused on corporate governance and the Company’s strategy and business.

Executive Management Succession Planning

In consultation with its Compensation and Human Resource Committee and CEO, the Board of Directors regularly reviews short- and long-term succession plans for all senior management positions and, in particular, our CEO.

The criteria used when assessing the qualifications of potential CEO successors include, among others:

14	2020 PROXY STATEMENT

Additional Information Concerning the Board of Directors

As more fully discussed under the heading “CEO Transition and New Executive Leadership” on page 32 of the Compensation Discussion and Analysis section of this proxy statement, effective November 5, 2019, Mr. Ratzesberger was removed as President and CEO and replaced with Mr. Lund, our Interim President and CEO. In connection with this transition, the board promptly established an independent search committee (the “CEO Search Committee”) to advise the board on the identification and appointment of a new President and CEO. The CEO Search Committee has retained a leading independent search firm, Spencer Stuart, to assist it in identifying, vetting and contacting qualified candidates. The CEO Search Committee is undertaking a thorough and thoughtful search process to ensure that the permanent CEO to succeed Mr. Lund is the right leader to guide us through completion of our successful transformation.

Code of Ethics

We have a Code of Conduct that sets the standard for ethics and compliance for all of our employees, including our officers, directors, chief accounting officer, and corporate controller. Our Code of Conduct is available on our corporate governance website at https://www.teradata.com/code-of-conduct.

Policy Regarding Hedging and Pledging of Teradata Securities

Pursuant to the Teradata Insider Trading Policy, Teradata associates (including employees, officers, and members of the Teradata Board of Directors) may not trade in derivative securities of Teradata or engage in hedging transactions involving Teradata securities. For purposes of this policy, “derivative securities” include publicly traded options, short sales, puts, calls, covered calls, straddles, strips, or similar derivative securities whether or not issued directly by the Company or by any stock exchange, and “hedging transactions” include pre-paid variable forwards, equity swaps, collars and exchange funds designed to hedge or offset any decrease in the market value of Teradata securities held by the Company’s employees, officers and directors.

In addition, under the Insider Trading Policy, directors and executive officers are prohibited from pledging Teradata securities as collateral for loans (including depositing such securities in margin accounts). While all other Teradata employees are not prohibited from pledging Teradata securities as collateral for loans, such employees are advised to exercise caution in holding Teradata securities in a margin account or pledging Teradata securities as collateral for a loan.

Delinquent Section 16(a) Reports

To the best of our knowledge, in 2019 all of our executive officers and directors timely filed the reports required under Section 16(a) of the Securities Exchange Act of 1934, except that Scott Brown, our Chief Revenue Officer, filed one late report due to an inadvertent administrative oversight by the Company.

Meetings and Meeting Attendance

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. At each of its regular meetings, the board met in executive session without the CEO present. Members of the senior management team regularly attend board meetings to present information on our business and strategy, and board members are welcome and encouraged to meet with employees worldwide and to attend industry, analyst, and other major events.

The board and its committees met a total of 30 times last year. In 2019, each of the directors attended 75% or more of the total number of meetings of the board and the committee(s) on which he or she serves except for Ms. Nelson, who joined our Board in November 2019 and attended two out of three meetings. In addition, under the board’s Corporate Governance Guidelines, our directors are expected to attend our annual meeting of stockholders each year. All of our directors attended the 2019 annual meeting of stockholders, except Ms. Nelson who did not join our board until November 2019.

Director Commitments

Under our Corporate Governance Guidelines, each board member is expected to ensure that other existing and planned future commitments do not materially interfere with the other member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director. In assessing whether directors and nominees for director have sufficient time and attention to devote to board duties, the Governance Committee and our board consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excessive number of boards. Under our Corporate

15

Additional Information Concerning the Board of Directors

Governance Guidelines, a director may not serve on the boards of more than four other public companies, or, if the board member is an active chief executive officer (or its equivalent), on the board of more than two other public companies. Each of our directors is in compliance with this requirement, and our board believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors.

However, we understand that certain institutional investors may deem Ms. Nelson overboarded because she serves on more than one public company board. In addition to our board, Ms. Nelson serves on the board of directors of Calyxt, Inc. Our board does not believe that Ms. Nelson’s outside board or other commitments limit her ability to devote the time necessary to discharge her duties as a director of Teradata. Our board believes that Ms. Nelson has demonstrated, and will continue to demonstrate, her ability to dedicate sufficient time to discharge her board duties effectively and believes that it is in the Company’s best interest that she continue to serve as a director for the following reasons:

●	Ms. Nelson is a newly-appointed director and adds gender diversity to the board as well as significant financial expertise and experience in cloud-based technologies;

●

Ms. Nelson has assured our board that she is fully committed to continuing to dedicate the appropriate amount of time to fulfill her duties as a member of the board and the Audit Committee. Since joining the board in November 2019, she has attended six formal meetings of Teradata’s Board of Directors and Audit Committee, and has also participated in orientation-related meetings and discussions with management and a number of informal meetings with directors in connection with our CEO transition; and

●

Calyxt is headquartered in the Minneapolis area, where Ms. Nelson resides. Calyxt completed its initial public offering in July 2017 and is an emerging growth company under SEC rules with 2019 revenues of $7.3 million.

Selection of Nominees for Directors

The Board of Directors and the Governance Committee are responsible for recommending candidates for membership to the board. The director selection process and director qualification guidelines are described in detail in the board’s Corporate Governance Guidelines, which are posted on our corporate governance website at https://www.teradata.com/governance-guidelines.

In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board, the CEO and other directors, and will consider individuals recommended for board membership by our stockholders in accordance with our bylaws and applicable law. In general, we desire to have a balanced group of directors who can perpetuate the Company’s long-term success and represent stockholder interests generally through the exercise of sound business judgment based on a diversity of experiences and perspectives. As part of the selection process, the board and the Governance Committee use the qualification factors listed in our Corporate Governance Guidelines and examine candidates’ business skills and experience, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders, in addition to the desired composition of the board as a whole and the Company’s current and future needs. Although we do not have a formal diversity policy, the Governance Committee and the board also consider the desirability of diverse perspectives from different professional experiences, backgrounds, and education, as well as gender, race or ethnic diversity. In addition, while the board does not have age or term limits, it seeks to balance director turnover. The board believes that new perspectives and ideas are critical to a forward-looking and strategic board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring to the board room.

As previously reported by the Company, the Governance Committee engaged the outside search firm of Spencer Stuart LLP to assist it in identifying and contacting qualified candidates, and the board decided to expand its size by appointing Ms. Nelson as a new director in 2019. In addition to her other qualifications, the board of directors considered diversity in its election of Ms. Nelson, including the value of adding additional gender diversity to our board of directors. As described under the caption “Director Qualifications” on pages 4 to 5 of this proxy statement, we believe our current directors represent a highly qualified and capable board with very diverse perspectives and balanced tenure.

If you are a stockholder and wish to recommend individuals for consideration as directors, you can submit your suggestions in writing to our Corporate Secretary as outlined in our bylaws. Under our bylaws, you will need to provide, among other things, the candidate’s name, age, residential and business contact information, detailed biographical data and qualifications for service as a board member, the class or series and number of shares of Teradata’s capital stock (if any) which are owned beneficially or of record by the candidate, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of our stock. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who intend to nominate directors for election at our next annual

16	2020 PROXY STATEMENT

Additional Information Concerning the Board of Directors

meeting of stockholders must follow the procedures described in our bylaws, which are available on our corporate governance website at https://www.teradata.com/articles-and-bylaws. See “Procedures for Stockholder Proposals and Nominations” on page 71 of this proxy statement for further details regarding how to nominate directors.

The directors nominated by the Board of Directors for election at the 2020 annual meeting were recommended by the Governance Committee following the process described above. See “Director Qualifications” and “Nominees” on pages 4 to 10 of this proxy statement for further details regarding the reasons and director attributes supporting these nominations. All of these candidates for election are currently serving as our directors and have been determined by the board to be independent. Mr. Stavropoulos, one of our current directors, informed the board that he is retiring from the board at the expiration of his current term at the 2020 annual meeting and thus will not stand for re-election.

Under the board’s Corporate Governance Guidelines, if any director who is nominated for election at the 2020 annual meeting is not re-elected by the required majority vote, such director is required to promptly offer his or her resignation. The Board of Directors, giving due consideration to the best interests of the Company and our stockholders, is required to evaluate the relevant facts and circumstances, including whether the underlying cause of the director’s failure to receive the required majority vote can be cured, and make a decision on whether to accept the offered resignation. Any director who offers a resignation pursuant to this provision cannot participate in the board’s decision process. The Board of Directors will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the offered resignation. If the board accepts a director’s resignation pursuant to this process, the Governance Committee will recommend to the Board of Directors whether to fill the resulting vacancy or reduce the size of the board.

17

COMMITTEES OF THE BOARD

Committee Structure and Responsibilities

Our Board of Directors has four standing committees: the Audit Committee, the Compensation and Human Resource Committee, the Committee on Directors and Governance, and the Executive Committee. In addition, in November 2019, the board formed a CEO Search Committee to advise the board in connection with the identification and appointment of a new President and CEO.

Audit Committee

The Audit Committee is the principal agent of the Board of Directors in overseeing our accounting and financial reporting processes and audits of our financial statements and internal controls, including assisting in the board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with ethical, legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, and (iv) the qualifications and performance of our internal audit function and internal auditors.

The Audit Committee also:

•  is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and pre-approving all audit services, as well as any audit-related, tax and other non-audit services, to be performed by such firm;

•  oversees the negotiation of audit fees in connection with the retention of our independent registered public accounting firm;

•  reviews and discusses with our independent registered public accounting firm its quality control procedures;

Current Members: • David E. Kepler (Chair) • Timothy C.K. Chou • Cary T. Fu • Kimberly K. Nelson • Joanne B. Olsen All members are independent.

•	regularly reviews the annual audit plan of our independent registered public accounting firm, including the scope of audit activities, and monitors the progress and results of the annual audit;

•

meets with the independent registered public accounting firm, the internal auditors and management to review and discuss the internal audit scope and plan, the results of internal audit activities, and the adequacy of our internal controls and financial, accounting and reporting processes;

•	oversees the appointment, removal and performance of our chief audit executive;

•

discusses with management and the independent registered public accounting firm our annual audited financial statements and unaudited quarterly financial statements, and recommends to the board that the audited financial statements be included in the Company’s annual report filing with the U.S. Securities and Exchange Commission (“SEC”);

•

discusses with management and the independent registered public accounting firm (i) all critical accounting policies and practices used, (ii) any significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including analyses of the effects of alternative accounting methods under generally accepted accounting principles that have been discussed with management and the treatment preferred by the independent registered public accounting firm, (iii) the effect of regulatory and accounting initiatives and off-balance sheet structures on our financial statements, and (iv) any other reports required by law to be delivered by the independent registered public accounting firm, including any management letter or schedule of unadjusted differences;

•

is directly responsible for oversight of our major financial and enterprise risk exposures such as, for example, financial, cash investments, cybersecurity, information technology, data privacy, business continuity, and legal and regulatory risks, and regularly discusses management’s plans and actions related to these areas;

•

receives periodic reports from our internal auditors on findings of fraud, if any, and its significant findings regarding the design and/or operation of internal control over financial reporting as well as management responses to such findings;

•	reviews our periodic SEC filings and our quarterly earnings releases;

•	oversees our ethics and compliance program;

•	prepares the committee report required pursuant to the rules of the SEC for inclusion in our proxy statements;

•	ensures that the Company has established procedures for the confidential submission of employee concerns regarding accounting or auditing matters; and

•	reviews relationships between the Company and our independent registered public accounting firm or any of its subsidiaries to ascertain the independence of the external auditors.

18	2020 PROXY STATEMENT

Committees of the Board

The Audit Committee has five members, Mmes. Nelson and Olsen and Messrs. Chou, Fu and Kepler, each of whom meets the NYSE listing independence standards, is independent under our recently-updated independence standards and financially literate, as determined by the board under applicable NYSE standards. In addition, the board has determined that because of their respective accounting and financial management expertise, each of Ms. Nelson and Mr. Fu is an “audit committee financial expert,” as defined under SEC regulations. No member of the committee may receive any compensation, consulting, advisory or other fee from us, other than board compensation described beginning on page 28 of this proxy statement under the caption “Director Compensation,” as determined in accordance with applicable SEC and NYSE rules. Each Audit Committee member is limited to serving on the audit committees of two other public companies, unless the Board of Directors evaluates and determines that these other commitments would not impair the director’s effective service to us. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Audit Committee Charter. A copy of this charter, which was last amended by the committee on July 19, 2018, can be found on our corporate governance website at https://www.teradata.com/audit-committee-charter. A report of the Audit Committee is set forth below on page 67 of this proxy statement.

Compensation and Human Resource Committee

In general, this committee (i) discharges our board’s responsibilities relating to the compensation of our executives, (ii) provides general oversight of our management compensation philosophy and practices, benefit programs, and strategic workforce initiatives, (iii) oversees succession planning and leadership development activities, and (iv) reviews and approves our overall compensation principles, objectives and programs covering executive officers and key management employees as well as the competitiveness of our total executive officer compensation practices.

The Compensation and Human Resource Committee also:

•   evaluates and reviews the performance levels of our executive officers in light of the Company’s goals and objectives and determines base salaries and equity and incentive awards for such officers;

•   establishes the annual goals and objectives of the CEO, after consulting with the independent members of the board;

•   at executive session of the Board of Directors, discusses its evaluation of, and determination of compensation for, the CEO based on the CEO’s performance against annual goals and objectives;

Current Members: • Daniel R. Fishback (Chair) • Lisa R. Bacus • James M. Ringler • John G. Schwarz All members are independent.

•	reviews and, as needed, recommends to our Board of Directors for approval our executive compensation plans, including incentive compensation plans, and all equity-based compensation plans;

•

oversees our plans for management succession and development and, on an annual basis, assists the Board of Directors in reviewing and monitoring succession planning, particularly with respect to the CEO;

•

reviews and discusses with management the disclosures in our proxy statements with respect to executive compensation policies and procedures and produces the committee’s annual report related to such disclosure for inclusion in our proxy statements;

•	reviews management’s proposals to make significant organizational changes or significant changes to existing executive officer compensation plans;

•	reviews the stock ownership guidelines and compliance of the CEO and other executive officers with such guidelines;

•	exercises administrative and oversight functions assigned to the committee under the Company’s various benefit plans, including the Company’s 401(k) savings plan;

•	oversees the Teradata Benefits Committee to which it delegated oversight and management responsibilities for U.S.-based employee benefit plans;

•	periodically reviews and monitors the Company’s diversity and inclusion representations and initiatives on a bi-annual basis; and

•

reviews and makes recommendations to the board with respect to stockholder approval of executive compensation (say-on-pay votes) and the frequency of say-on-pay votes, including review of stockholder feedback as appropriate.

The Compensation and Human Resource Committee has four members, Ms. Bacus and Messrs. Fishback, Ringler and Schwarz, each of whom the Board of Directors has determined meets the NYSE listing independence standards and our independence standards. The committee may form subcommittees with authority to act on the committee’s behalf as it deems appropriate and has delegated authority to our CEO and Chief Human Resources Officer to award equity to individuals other than executive officers in limited instances. In addition, the CEO conducts annual performance evaluations of executives and, after consulting with the Chief Human Resources Officer, provides this committee with his assessments and recommendations with respect to the amount and form of compensation for such executives.

19

Committees of the Board

In July 2019, this committee extended the engagement of Frederic W. Cook & Co. (“FW Cook”) as its outside compensation consultant to assist the committee in the development of our executive compensation and benefit programs, including the amount and form of such compensation, and in the evaluation of our CEO. The rules for the use of the compensation consultants by the committee and management include the following: (i) only the committee and its Chair can hire or fire the consultant with respect to such services; (ii) on an annual basis, the consultant will provide the committee with a letter of the projected scope of services for the year; (iii) the consultant’s work will be coordinated with our Chief Human Resources Officer and any project undertaken at management’s request will be with the knowledge and consent of the committee Chair; (iv) the consultant will have direct contact with the committee; and (v) the committee will evaluate the performance of the consultant on an annual basis. In 2019, management did not engage the outside compensation consultants to perform any executive compensation consulting services for the Company. Moreover, the Compensation and Human Resource Committee reviewed the independence of the consultant in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Compensation and Human Resource Committee Charter, which was last amended on April 29, 2013, and is available on our corporate governance website at https://www.teradata.com/compensation-committee-charter. A report of the committee is set forth below on page 30 of this proxy statement.

Committee on Directors and Governance

This committee is responsible for reviewing the board’s corporate governance practices and procedures.

The Committee on Directors and Governance also:

•   establishes procedures for evaluating the performance of the Board of Directors and oversees such evaluation;

•   reviews the composition of our Board of Directors and the qualifications of persons identified as prospective directors, recommends to the board the candidates to be nominated for election as directors, and, in the event of a vacancy on the board, recommends any successors;

•   reviews and makes recommendations to the board concerning non-employee director compensation;

Current Members: • Michael P. Gianoni (Chair) • James M. Ringler • William S. Stavropoulos All members are independent.

•	sees that proper attention is given, and appropriate responses are made, to stockholder concerns regarding corporate governance matters; and

•	oversees the Company’s Related Person Transactions Policy and Corporate Governance Guidelines, including the standards regarding director independence.

In January 2019, the Governance Committee extended the engagement of FW Cook as its consultant to review our director compensation program. The Governance Committee reviewed the independence of FW Cook in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest.

This committee is composed entirely of independent directors, Messrs. Gianoni, Ringler and Stavropoulos. The committee approved the nomination of the candidates reflected in Proposal 1. A more detailed discussion of the committee’s mission, composition and responsibilities is contained in its charter, which was last amended on November 29, 2016, and is available on our corporate governance website at https://www.teradata.com/committee-on-directors-and-governance-charter.

Executive Committee

The Executive Committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the bylaws or approving a merger that requires stockholder approval. This committee meets between regular board meetings if urgent action is required.

Current Members: • Michael P. Gianoni (Chair) • Daniel R. Fishback • David E. Kepler • Victor L. Lund

CEO Search Committee

The CEO Search Committee was formed in November 2019 and has four members, Ms. Olsen and Messrs. Fishback, Gianoni, and Schwarz. This committee advises the board in connection with the identification and appointment of a new President and CEO. This committee holds meetings as frequently as the committee deems necessary and provides periodic reports to the board.

Current Members: · • Michael P. Gianoni (Chair) • Daniel R. Fishback • Joanne B. Olsen • John G. Schwarz All members are independent.

20	2020 PROXY STATEMENT

Committees of the Board

Board Committee Membership as of December 31, 2019

NAME	EXECUTIVE COMMITTEE (1) (2)		COMPENSATION AND HUMAN RESOURCE COMMITTEE (1)		AUDIT COMMITTEE		COMMITTEE ON DIRECTORS AND GOVERNANCE		CEO SEARCH COMMITTEE

Victor L. Lund

Lisa R. Bacus

Timothy C.K. Chou

Daniel R. Fishback				*

Cary T. Fu

Michael P. Gianoni		*						*		*

David E. Kepler						*

Kimberly K. Nelson

Joanne B. Olsen

James M. Ringler

John G. Schwarz

William S. Stavropoulos

Number of Meetings in 2019	0		10		6		5		1

*	Committee Chair

(1)	As of April 30, 2019, Mr. Fishback replaced Mr. Schwarz as the chair of the Compensation and Human Resource Committee and as a member of the Executive Committee.
(2)	As of February 6, 2020, Mr. Gianoni was appointed the non-executive Chairman of the Board and replaced Mr. Lund as the chair of the Executive Committee.

Compensation Committee Interlocks and Insider Participation

During 2019, no member of the Compensation and Human Resource Committee was a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and Human Resource Committee or board.

Communications with Directors

Stockholders and interested parties wishing to communicate directly with our Board of Directors, any individual director, the Chairman of the Board or, if applicable, the independent Lead Director, or our non-management or independent directors as a group are welcome to do so by writing our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. The Corporate Secretary will forward any communications as directed. Any matters reported by stockholders or interested parties relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact our board, please see our corporate governance website at https://www.teradata.com/contact-the-board.

21

RELATED PERSON TRANSACTIONS

Our Related Person Transactions Policy was adopted by the Board of Directors in 2007, and the board approved minor amendments to the policy in 2013. Under this policy, the board’s Committee on Directors and Governance is responsible for reviewing and approving each transaction in which Teradata was a participant involving or potentially involving an amount in excess of $120,000 and in which a related person had a material interest. A related person is any director or executive officer, any immediate family member of a director or executive officer, a 5% or more stockholder, and any immediate family member of a 5% or more stockholder.

This policy provides for approval or ratification of each related person transaction in accordance with the procedures and policies discussed below (i) by our Governance Committee, or (ii) if the Governance Committee determines that the approval or ratification of such related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of the disinterested members of the board.

The policy requires our General Counsel to advise the Chair of the Governance Committee of any potential related person transaction involving in excess of $120,000 of which the General Counsel becomes aware, including management’s assessment of whether the related person’s interest in the potential related person transaction is material. The Governance Committee is required to consider such potential related person transaction, including whether the related person’s interest in the potential related person transaction is material, unless the Governance Committee determines that the approval or ratification of such potential transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the board will consider the potential transaction. Except as set forth below, we will not enter into a related person transaction that is not approved in advance unless the consummation of such transaction is expressly subject to ratification.

If we enter into a transaction that we subsequently determine is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter becomes a related person transaction, then in either such case the related person transaction must be presented to the Governance Committee or the disinterested members of the Board of Directors, as applicable, for ratification. If the related person transaction is not ratified, then we are required to take all reasonable actions to attempt to terminate our participation in the transaction.

Factors that are reviewed by the Governance Committee or the Board of Directors, as applicable, when evaluating a potential related person transaction include: (i) the size of the transaction and the amount payable to a related person; (ii) the nature of the interest of the related person in the transaction; (iii) whether the transaction may involve a conflict of interest; (iv) whether the transaction is fair to the Company; (v) whether the transaction might impair independence of an outside director of the Company; and (vi) whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.

Since the beginning of 2019, there were no related party transactions between us and our officers, directors or any of their immediate family members or entities with which they have a position or relationship that required consideration by the Governance Committee.

22	2020 PROXY STATEMENT

CORPORATE RESPONSIBILITY AND SUSTAINABILITY

Our Mission

We transform how businesses work and people live through the power of data.

Our Commitment

At Teradata, we are committed to fostering a corporate culture, anchored in our core values, that intentionally fosters inclusion and diversity, operating in a sustainable manner and giving back to the communities in which we operate. We are committed to a diverse and inclusive workplace. We believe that all our stakeholders – our stockholders, employees, customers, suppliers, the people in the communities in which we operate, and the environment – must be considered in our daily operations. As a result of our focus on our culture and our communities, we are committed to giving back to the places in which we operate, and we believe in doing our part to address the world’s environmental challenges. We are achieving these commitments through a number of initiatives, including those listed below.

Governance

Our board and management team set the tone for our corporate culture, and one vital element of our culture is operating as a good global citizen. Our board is actively engaged in the oversight of our corporate responsibility and sustainability. Our Audit Committee is tasked with responsibility and oversight of our ethical standards and compliance, including initiatives pertaining to corporate social responsibility, sustainability and long-term corporate strategy and performance. Our Compensation and Human Resource Committee provides board-level oversight relating to matters regarding our people, including supporting our Company’s inclusion and diversity practices, as well as overseeing our leadership development activities.

Our management is responsible for implementing the Company’s ethical standards and compliance initiatives. Representative of the importance of our commitment to Corporate Social Responsibility (CSR), we created a cross functional team of representatives across the Company to monitor our corporate social responsibility and supporting areas for ongoing efforts.

Our Chief Human Resources Officer is responsible for implementation of the Company’s human resources strategies and programs, including our inclusion and diversity initiatives, employee engagement and enhancing the employee experience, as well as career development and executive leadership planning. In addition, our Chief Ethics, Compliance and Privacy Officer is our senior leader responsible for our ethics and compliance initiatives, including administration of our Code of Conduct.

Our People and Culture

Teradata’s strength is our people. We are an equal opportunity employer, committed to sustaining a world-class team by empowering an environment that is intentionally inclusive and fully leverages diversity in all aspects of our business. We champion each other, share our expertise and learn from each other to multiply our collective value for Teradata’s competitive advantage. We continuously strive to create an environment where differences are valued, supported and encouraged.

Teradata is committed to providing a working environment free from discrimination and harassment. We are actively engaged in nurturing an inclusive culture: one that seeks out, welcomes and values diverse people and encourages inclusiveness in our actions. In addition, we remain firmly committed to ensuring that all of our team members are compensated fairly, based on ability, job responsibilities, experience, and performance. Our people and culture initiatives, including those relating to diversity and inclusion, include the following:

•   We are providing training on bias to all employees and monitor metrics for our progress. We commit to leverage our insights to uncover unconscious bias and take action to catalyze change.

•   We provide resources and assets to our employees on how to engage within culturally- and geographically- dispersed work teams to ensure a culture of growth, learning and collaboration. In 2020, we plan to have each member of our workforce participate in our Culture Learning Lab, a globally delivered interactive workshop that will heighten the behaviors that contribute most to an outstanding culture.

•   We have made a formal pledge, along with more than 650 CEOs of global organizations, to the CEO Action for Diversity & Inclusion™, a major effort to create more equality in the workplace.

23

Corporate Responsibility and Sustainability

•   Our hiring managers and our talent acquisition team are committed to ensuring a diverse slate of candidates for all job openings. In 2020, there will be additional focus on inclusive hiring practices, including inclusive interviewing skills for recruiters and hiring managers and ensuring neutrality in job ads and recruiting materials to improve the overall candidate experience. We also maintain ongoing relationships with several on-campus recruiting departments at top colleges and universities around the world. Additionally, we have diversity hiring goals for our summer internship programs, inviting perspectives from a wide range of diverse future leaders.

•   We believe that our employees are the foundation of our Company and strive to provide an environment where they can successfully integrate professional and personal responsibilities. We promote policies and programs that support working families, such as our flexible time off policy, which allows U.S. employees unlimited paid time off for vacations or personal needs, our generous paid sick time policy, and paid parental leave for both new mothers and fathers following the birth or adoption of a child.

•   Our Inclusion Communities provide networking, mentoring and learning opportunities for all employees. These employee groups provide meaningful development opportunities for our employees and are focused on inclusion and diversity goals related to fostering an inclusive workplace, attracting a diverse workforce, and enabling outreach to our communities and customers. Our Inclusion Communities include Teradata Pride, Terabytes, Women of Teradata, Blend India, and the Teradata Alliance for Black Employees.

•   In 2019, we featured an Inclusion Speaker Series, bringing in experts and keynote speakers to surface topics that may be potentially challenging, difficult or complex in order to help our employees begin to have dialogues that will lead to broader understanding and inclusion practices.

•   We are collaborating with the United Nations Global Compact, Athena and the New York Academy of Sciences to drive business awareness of the fundamental workforce diversity and help companies achieve gender equality by 2030.

•   Through our commercial and government supplier diversity programs, we seek to integrate supplier diversity into all areas of procurement by identifying, partnering with and purchasing from small businesses and minority and women-owned businesses to support their growth and development.

Sustainable Practices

•   Products - We design technology for the future, and the future demands powerful analytic solutions that are intended to meet increasingly stringent standards to support the earth’s precious resources, including efficient usage of power and water, as well as space efficiency. Therefore, we focus on providing customers with best-in-class products that are not only highly scalable, but environmentally sustainable as well. To that end, we continuously search to find and leverage technology alternatives that can improve performance-per-watt, reduce cooling requirements, and shrink floor space needs in data center requirements as part of our product design initiatives. For the tenth consecutive year, Teradata was named to the Dow Jones Sustainability North American Index for the Software and Services industry.

•   Supply Chain - Our suppliers and business partners are expected to meet or exceed the standards of our Code of Conduct which includes adherence to ethical, responsible and environmentally sustainable business practices with respect to all of their Teradata-related activities. We have also established a managed inventory program that requires suppliers to ship bulk quantities of product to local hubs near our manufacturing site, rather than discrete customer shipments. This not only reduces our inventory costs, but also greatly reduces the environmental impact of our manufacturing supply chain. In addition, our Conflicts Minerals Policy prohibits Teradata, its subsidiaries, employees, and suppliers from utilizing conflicts minerals sourced from forced labor, child labor, slavery, or violence in the region of the Democratic Republic of the Congo in Africa or those who perpetrate or support such human rights abuses.

•   Facilities - We have designed our facilities to reduce Teradata’s environmental impact and have implemented many programs in the areas of video conferencing, virtual employment, recycling and energy conservation that get the job done while using and re-using resources at the most efficient level possible. From printing all corporate business cards on stock that is 100% recycled/post-consumer waste material, to recycling all of our non-hazardous waste and providing 100 charging stations for electric cars at our San Diego headquarters, to installing a cutting-edge building automation system to optimize efficiency in lighting and HVAC systems, to sending our annual report and proxy statement electronically to reduce unnecessary paper usage, we adopt sustainable policies and procedures at every opportunity.

24	2020 PROXY STATEMENT

Corporate Responsibility and Sustainability

Doing Good with Data™

•   We are committed to giving back to the communities in which we operate and where we live and we believe we can build a better world by working together and improving lives through the power of data.

•   In line with our mission of transforming how businesses work and people live through the power of data, we are also committed to making societal change utilizing the power of what we know best, data. We demonstrate how we help charitable organizations apply data for good, by using our technology and expertise to help nonprofits strengthen their analytics infrastructure and find the answers they need. We encourage our employees to partner with charitable organizations by offering data skills since nonprofits often lack the resources needed to analyze volumes of data that could help transform their organizations.

•   We are a founding member of the 2019 – 2022 UN Global Compact, focused on setting the United States agenda for adopting and implementing sustainable and socially responsible policies in the workplace, define STEM priorities, and lead C-Suite discussions with the United Nations.

•   We support local STEM education programs to ensure emerging leaders in our communities have opportunities to explore their interests. For example, our Women of Teradata Inclusion Community works with local robotics teams to provide learning opportunities to students interested in STEM careers.

•   Our Teradata Cares program empowers our employees to help build strong and vibrant communities, improve quality of life and make a positive difference where we live and where we work through volunteerism and giving. Through this program, our employees volunteered more than 25,000 hours of service in 2019. We support our employees’ giving and volunteer efforts by providing matching donations for employee contributions to qualified not-for-profit agencies, project grants, Annual Days of Caring, supporting communities where we have large employee gatherings. To further enable employees to support the charity of their choice, we afford every employee four days a year during normal working hours for volunteer efforts of their choice.

•   Also, it is important to note that our customers across the globe are using our offerings to do great things through data - from supporting the data that provides groundbreaking discoveries in medical research to facilitating lifesaving telecommunications in times of emergencies.

Ethical Business Conduct

•   Teradata has been included on the Ethisphere Institute’s list of the World’s Most Ethical Companies every year since 2010.

•   In 2019, Teradata was also included on the Forbes Just 100, a list that highlights companies that do well in areas of community engagement, management performance and shareholder returns, worker treatment, customer treatment, and job opportunity and creation.

•   We have a zero-tolerance policy for non-ethical behavior and expect the highest standards of compliance throughout the world. Our ethical standards run from top to bottom in our company. All employees, including our Leadership Team and directors, are bound by our Code of Conduct which establishes the minimum standards of proper conduct that must be met.

•   We are committed to supporting human rights and have set high expectations and standards for our employees in locations globally. In addition, we have implemented systems and controls designed to ensure that slavery and human trafficking do not occur anywhere in our business or in that of our supply chains.

•   We also have clearly defined core values that help establish and maintain our company culture where Teradata people and Teradata organizations constantly strive to exceed standards and expectations and always strive to “Dig Deep and Aim High, Rise as One, Raise up our Customers and our World.” At Teradata, we refer to this as doing the right thing...always.

For more information:

Visit our Corporate Social Responsibility website: https://www.teradata.com/About/Corporate-Social-Responsibility-en.

25

STOCK OWNERSHIP

Ownership by Directors and Officers

This table shows our common stock beneficially owned as of February 15, 2020, by each executive officer named in the Summary Compensation Table found on page 52 of this proxy statement, each non-employee director, and the directors and executive officers and former executive officer as a group.

NAME	TOTAL SHARES BENEFICIALLY OWNED(1)	SHARES COVERED BY OPTIONS(2)	% OF CLASS BENEFICIALLY OWNED(3)
Non-Employee Directors
Lisa Bacus, Class II Director	26,707	0	*
Timothy Chou, Class II Director	4,221	0	*
Daniel Fishback, Class I Director	23,150	0	*
Cary Fu, Class III Director	70,973	13,206	*
Michael Gianoni, Chairman of the Board and Class III Director	37,179	0	*
David Kepler, Class I Director	89,231	5,044	*
Kimberly Nelson, Class I Director	1,548	0	*
Joanne Olsen, Class III Director	11,814	0	*
James Ringler, Class II Director(4)	139,318	16,979	*
John Schwarz, Class II Director	62,805	9,423	*
William Stavropoulos, Class I Director(5)	109,510	13,206	*
Named Executive Officers
Victor Lund, Interim President and Chief Executive Officer and Class III Director(6)	285,720	0	*
Mark Culhane, Chief Financial Officer(7)	30,200	0	*
Scott Brown, Chief Revenue Officer	0	0	*
Kathleen Cullen-Cote, Chief Human Resources Officer	818	0	*
Daniel Harrington, Chief Services Officer(8)	300,222	194,708	*
Oliver Ratzesberger, Former President and Chief Executive Officer (prior to November 4, 2019)	86,205	35,116	*
Directors and Executive Officers and former Executive Officer who is a Named Executive Officer as a Group (19 persons)	1,461,823	383,560	1.31%

*	Less than one percent.
(1)

Unless otherwise indicated, total voting power and total investment power are exercised by each individual and/or a member of his or her household. This column includes shares covered by options that are exercisable within 60 days of February 15, 2020 (as listed in the “Shares Covered by Options” column). This column also includes (a) shares granted to directors, the receipt of which have been deferred, as follows: Mr. Lund, 11,628 shares; and Mr. Stavropoulos, 16,787 shares; and (b) vested restricted share units, the receipt of which have been deferred, as follows: Mr. Fishback, 19,125 units; Mr. Fu, 20,887 units; Mr. Lund, 43,432 units; Ms. Nelson, 648 units; Mr. Ringler, 5,192 units; and Mr. Schwarz, 51,661 units. In each case, these vested deferred shares and shares subject to vested deferred restricted share units can be acquired by such person within 60 days upon such person ceasing to be a director or employee, as applicable.

(2)

Includes shares that the executive officer or director or his or her respective family members have the right to acquire through the exercise of stock options within sixty days after February 15, 2020. These shares are also included in the “Total Shares Beneficially Owned” column.

(3)	The total number of shares of our common stock issued and outstanding as of February 15, 2020 was 111,272,920.
(4)	Includes 93,617 shares held indirectly through a limited liability company.
(5)	Includes 2,000 shares held by Mr. Stavropoulos’ spouse, and 1,000 shares held indirectly by her through a family limited partnership.
(6)	Includes 31,270 shares held indirectly through a limited liability company.
(7)	Includes 14,850 shares held indirectly through a family revocable trust.
(8)	Includes 44,287 shares attributable to units held by Mr. Harrington in a unitized stock fund under the Teradata 401(k) savings plan.

26	2020 PROXY STATEMENT

Stock Ownership

Other Beneficial Owners of Teradata Common Stock

To the best of our knowledge, based on filings with the SEC made in 2020 by beneficial owners of our stock, the following stockholders beneficially own more than 5% of our outstanding common stock.

NAME	TOTAL NUMBER OF SHARES	PERCENT OF CLASS(1)

First Eagle Investment Management, LLC(2) 1345 Avenue of the Americas, New York, New York 10105	15,234,477	13.7%
The Vanguard Group(3) 100 Vanguard Blvd., Malvern, Pennsylvania 19355	12,331,013	11.1%
BlackRock, Inc.(4) 55 East 52nd Street, New York, New York 10055	11,424,840	10.3%
Wellington Management Group LLP and affiliated entities(5) 280 Congress Street, Boston, MA 02210	10,213,971	9.2%
The Hartford Mutual Funds, Inc. on behalf of Hartford Midcap Fund(6) 690 Lee Road, Wayne, Pennsylvania 19087	6,520,134	5.9%
Ameriprise Financial, Inc.(7) 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474	6,389,142	5.7%

(1)	Percent of class is based on 111,272,920 shares of Teradata common stock issued and outstanding as of February 15, 2020.

(2)

Information is based on Amendment No. 7 to Schedule 13G filed by First Eagle Investment Management, LLC with the SEC on February 11, 2020, which reported sole voting power over 14,235,272 shares and sole dispositive power over 15,234,477 shares. According to this filing, the First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 10,721,521 of these shares.

(3)

Information is based on Amendment No. 11 to Schedule 13G filed by The Vanguard Group with the SEC on February 12, 2020. According to this filing, The Vanguard Group has sole dispositive power over 12,261,596 shares, shared dispositive power over 69,417 shares, sole power to vote 66,760 shares, and shared power to vote 18,424 shares. According to this filing, (i) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 50,993 shares as a result of its serving as investment manager of collective trust accounts, and (ii) Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 34,191 shares as a result of its serving as investment manager of Australian investment offerings.

(4)

Information is based on Amendment No. 13 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 10, 2020, which reported sole voting power over 10,956,429 shares and sole dispositive power over 11,424,840 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of Blackrock, Inc.: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, and BlackRock Advisors (UK) Limited.

(5)

Information is based on Amendment No. 2 to Schedule 13G filed by Wellington Management Group LLP with the SEC on January 28, 2020, which reported shared power to vote 9,086,432 shares and shared dispositive power over 10,213,971 shares. According to this filing, these shares are beneficially owned by Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, Wellington Management Company LLP, and one or more of the following investment advisers (the “Wellington Investment Advisers”): Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, and Wellington Management Australia Pty Ltd. These securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

(6)

Information is based on Schedule 13G filed by The Hartford Mutual Funds, Inc. on behalf of Hartford Midcap Fund with the SEC on February 14, 2020, which reported shared voting power over 6,520,134 and shared dispositive power over 6,520,134.

(7)

Information is based on Schedule 13G filed by Ameriprise Financial, Inc. with the SEC on February 14, 2020, which reported shared voting power over 3,995,243 shares and shared dispositive power over 6,389,142 shares. According to this filing, Columbia Management Investment Advisers, LLC reported shared voting power over 3,440,041 shares and shared dispositive power over 5,818,404 shares. According to this filing, Ameriprise Financial, Inc., as the parent company of Columbia Management Investment Advisers, LLC, may be deemed to beneficially own the shares reported herein by Columbia Management Investment Advisers, LLC. Accordingly, the shares reported herein by Ameriprise Financial, Inc. include those shares separately reported herein by Columbia Management Investment Advisers, LLC.

27

DIRECTOR COMPENSATION

Teradata’s Director Compensation Program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program consists of both a cash component, designed to compensate independent directors for their service on the board and its committees, and an equity component, designed to align the interests of independent directors and stockholders. Mr. Lund did not receive any compensation in 2019 under the Director Compensation Program. For information regarding Mr. Lund’s compensation, including in connection with his service as Executive Chairman of the Board, see the Compensation Discussion and Analysis section beginning on page 31 of this proxy statement.

The compensation of the Company’s non-employee directors under the Director Compensation Program is reviewed on an annual basis by the Committee on Directors and Governance (the “Governance Committee”) with competitive benchmarking provided periodically by an independent compensation consultant retained by the committee. In April 2019, the Governance Committee engaged FW Cook to conduct a competitive market analysis of Teradata’s director compensation levels compared to the Company’s peers, using Teradata’s executive compensation peer group at the time. Following this process and on the recommendation of FW Cook, the Governance Committee determined that the compensation levels were reasonable and within market median levels and, therefore, no changes were made to the director compensation levels.

Annual Retainers

The Director Compensation Program, for the 2019-2020 board year (the period between the Company’s annual stockholders’ meetings), includes the following annual retainers:

Each non-employee director	$60,000

Additional retainers:

Non-executive Chairman of the Board of Directors	$120,000

Independent Lead Director	$30,000

Each Audit Committee member (including the Chair)	$15,000

Each Compensation and Human Resource Committee member (including the Chair)	$10,000

Each Governance Committee member (including the Chair)	$5,000

Governance Committee Chair	$15,000

Audit Committee Chair	$35,000

Compensation and Human Resource Committee Chair	$25,000

Prior to January 1 of each year, a director may elect to receive all or a portion of his or her annual retainer in Teradata common stock instead of cash. In addition, a director may elect to defer receipt of shares of common stock payable in lieu of cash. Payments for deferred stock may be made only in shares of Teradata common stock.

Annual Equity Grant

The Director Compensation Program provides that, on the date of each annual meeting of stockholders, each non-employee director will be granted restricted share units (“RSUs”) and/or stock options to purchase a number of shares of Teradata common stock in an amount determined by the Governance Committee and approved by the board. For the 2019-2020 board year, each of the non-employee directors received an annual equity grant consisting of RSUs with a total dollar value of $250,000. The RSUs vest in four equal quarterly installments commencing three months after the grant date, and directors may elect to defer receipt of their vested shares.

28	2020 PROXY STATEMENT

Director Compensation

Initial Equity Grant

The Director Compensation Program also provides that upon initial election to the board, each non-employee director will receive a grant of RSUs, with the same vesting schedule as the annual grant described above. Similar to the annual grant, a director may elect to defer receipt of the vested shares subject to the RSUs.

Ms. Nelson was the only director to receive an initial equity grant during 2019 in connection with her appointment to the board. In this regard, on November 14, 2019, Ms. Nelson received an initial equity grant of RSUs with a total dollar value of $75,000.

Mid-Year Equity Grant

Under the Director Compensation Program, the board has the discretion, based on the recommendation of the Governance Committee, to grant mid-year equity grants in the form of stock options and/or awards of restricted shares or RSUs to directors who are newly elected to the board after the annual meeting of stockholders. Mid-year equity grants made in the form of RSUs have the same vesting schedule and deferral options as the annual grants described above. Option grants made in connection with a mid-year equity grant will be fully vested and exercisable on the first anniversary of the grant. Because she joined the board on November 5, 2019, the board exercised its discretion and awarded Ms. Nelson a mid-year RSU grant on November 14, 2019 with a total dollar value of $104,167.

Benefits

We do not provide any retirement or other benefit programs for our directors.

2019 Director Compensation Table

The following table provides information on compensation paid to our non-employee directors in 2019.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	TOTAL ($)
Lisa Bacus	70,000	255,905	—	325,905
Timothy Chou	75,000	255,905	—	330,905
Daniel Fishback	86,667	255,905	—	342,572
Cary Fu	75,000	255,905	—	330,905
Michael Gianoni, Chairman	110,000	255,905	—	365,905
David Kepler	110,000	255,905	—	365,905
Kimberly Nelson	12,500	164,229	—	176,729
Joanne Olsen	78,750	255,905	—	334,655
James Ringler	75,000	255,905	—	330,905
John Schwarz	78,333	255,905	—	334,238
William Stavropoulos	65,000	286,910	—	351,910

(1)	Represents the annual cash retainers earned for 2019.

(2)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, of RSU awards, of deferred shares (also referred to as “phantom shares”) paid in lieu of cash annual retainers, and current shares paid in lieu of the cash annual retainers, in each case in 2019. See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. The grant date fair value of the annual award that was granted on April 30, 2019 for the 2019-2020 board year is $45.47 and $26.51 for the initial and mid-year awards granted to Ms. Nelson on November 14, 2019.

The number of RSUs outstanding as of December 31, 2019 for each of the non-employee directors is 6,195 for Ms. Nelson, and 2,814 for each of the other directors.

(3)

There were no options granted to the non-employee directors for the 2019-2020 board year. The number of shares underlying each option award outstanding as of December 31, 2019 for each of the non-employee directors is as follows: Mr. Fu, 13,206; Mr. Kepler, 5,044; Mr. Ringler, 16,979; Mr. Schwarz, 9,423; and Mr. Stavropoulos, 13,206, and 0 for each of the other directors.

29

Director Compensation

Director Stock Ownership Guidelines

Under the board’s Corporate Governance Guidelines, each director should hold stock valued at no less than five times the amount of the $60,000 annual retainer paid to such director within five years after he or she is first elected to the Teradata Board of Directors. Stock or stock units beneficially owned by the director, for which beneficial ownership is not disclaimed, including stock or stock units held in a deferral account, should be taken into account. However, for this purpose, the board does not believe it appropriate to include stock options granted to directors by the Company. As of December 31, 2019, all of our directors were in compliance with these ownership guidelines, except Ms. Nelson, who was appointed to the board in November 2019 and is on track to meet the guideline within 2 years of her appointment.

(1)	Excludes shares owned by Interim CEO, Mr. Lund.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the following “Board Compensation and Human Resource Committee Report on Executive Compensation” and the “Board Audit Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material” under SEC rules. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

BOARD COMPENSATION AND HUMAN RESOURCE

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Human Resource Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Dated: February 27, 2020

The Compensation and Human Resource Committee:

Daniel R. Fishback, Chair

Lisa R. Bacus, Member

James M. Ringler, Member

John G. Schwarz, Member

30	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This Compensation Discussion and Analysis (this “CD&A”) describes the executive compensation program for 2019 established by the Compensation and Human Resource Committee (the “Committee”). Our named executive officers for 2019 include:

NAME	POSITION
Victor Lund	Interim President and Chief Executive Officer (effective November 5, 2019) Former Executive Chairman of the Board (January 14, 2019 to February 5, 2020)
Oliver Ratzesberger	Former President and Chief Executive Officer (January 14, 2019 to November 5, 2019)
Mark Culhane	Chief Financial Officer
Scott Brown	Chief Revenue Officer (effective June 17, 2019)
Kathleen Cullen-Cote	Chief Human Resources Officer (effective July 29, 2019)
Daniel Harrington	Chief Services Officer

A detailed discussion of our CEO transition and other executive leadership changes in 2019 and early 2020 is found below in this CD&A.

SECTION 1: EXECUTIVE SUMMARY

Business Transformation Highlights and Key Compensation Decisions

•

In 2019, we continued our transition to a subscription-based business, progressing at a rate that exceeded our expectations. This transition, while positioning the Company for future growth, impacted reported financial results for 2019 as described below. To align executive pay with our strategy, the execution of our business transformation continues to be factored into our executive compensation program.

•

Our business model reflects our strategy as we shift to subscription-based transactions that build an attractive recurring revenue stream and position the Company for long-term growth. In 2019, our shift accelerated at an unprecedented rate with 88% subscription-based product bookings. As a result, revenue from these transactions will be recognized over the multi-year life of the customer agreement rather than all upfront, as was our historical practice. As customers rapidly convert to purchase Teradata offerings via subscription, we are building a more predictable revenue stream over time. Accordingly, recurring revenue growth is one of the key factors that investors use to measure our success, particularly in the current period, as our reported revenue is negatively impacted in the near term.

31

Compensation Discussion and Analysis

•

In 2019, our executive compensation program continued to be heavily weighted to performance-based compensation that was tied to our strategy – annual cash incentives were designed to drive annual recurring revenue (“ARR”) growth and profitability, and long-term equity awards were tied to key financial measures that are critical to the execution of our transformation and long-term growth. See pages 40 and 43 of this CD&A for a description of these metrics.

PLAN	MEASURE	WEIGHTING	TIE TO STRATEGY
Annual Incentive Plan	ARR Growth Non-GAAP Operating Income (adjusted for percentage of subscription-based bookings)	60% 40%	Drive annual recurring revenue, critical to our transformation Achieve profitable growth through business transformation

Long-Term Incentive Plan	Compounded ARR Growth over 3-year period Free Cash Flow as a Percentage of Revenue	50% 50%	Drive recurring revenue over multi-year period Focus on long-term cash-generating ability

•

Annual Incentive Plan - The shift to a recurring revenue model was factored into our 2019 annual incentive plan which was weighted heavily on the achievement of double-digit ARR growth. This plan was also built on the achievement of operating income objectives based on planned subscription bookings mix. For 2019, we believe that our performance on this profitability measure is best measured by taking the revenue shift to annual recurring revenue into consideration (see page 40 of this CD&A for more information on this calculation). However, we will not be adjusting for this item going forward, as the Company will no longer be reporting bookings mix on a subscription versus perpetual license revenue basis. While our transition to subscription-based transactions accelerated in 2019, our 2019 results fell short of our ARR growth and non-GAAP operating income targets for our 2019 annual incentive plan, resulting in an overall achievement of 70%. Consequently, our named executive officers received below-target payouts under the Teradata Management Incentive Plan.

•

Long-Term Incentive Program - Our 2019 long-term incentive program was designed to drive the evolution of our business transformation. Payment of the performance-based equity awards is based on the extent to which we achieve key performance metrics over a 3-year period (2019 to 2021) of: (a) compounded double digit ARR growth and (b) free cash flow as a percentage of revenue. Both of these metrics had target-level goals that were in line with our guidance to investors at the time the goals were established. We also continued our firm pay-for-performance commitment by allocating 70% of the long-term incentive opportunity to performance-based share unit awards. With respect to our performance-based equity awards granted as part of our 2017 long-term incentive program, our total shareholder return performance over the 3-year period ending on December 31, 2019 came in below threshold and, consequently, our named executive officers who were employed by the Company at that time received no payout from these awards.

•

As explained in this CD&A, while Teradata has made significant progress transforming our business in 2019, our results for the year fell short of our expectations, and the compensation of our executives is consistent with this level of performance. The Committee has demonstrated its commitment to setting challenging performance goals under our executive compensation program that will drive our strategic direction for the coming years and that will provide our executives with pay that reflects the extent to which these performance goals are achieved.

CEO Transition and New Executive Leadership

•

On January 14, 2019, Oliver Ratzesberger was named the Company’s President and Chief Executive Officer (“CEO”), replacing Victor Lund, who served in that role since 2016 and who was appointed Executive Chairman of the Board at that time. Mr. Ratzesberger had previously served in various executive roles with Teradata since 2013, including Chief Operating Officer and Chief Product Officer, and his vision was pivotal in defining the Company’s strategy through our business transformation. In determining Mr. Ratzesberger’s compensation in connection with his election as CEO, the Committee considered the fact that he was a first-time CEO. Thus, his compensation was set at a level commensurate with his lack of CEO experience and, therefore, below the peer group median.

•

By the fourth quarter of 2019, the Company had progressed through its transition to a subscription-based business model at a rate faster than we expected. At the same time, our board recognized that execution on the elements of the Company’s strategy, which was of paramount importance to drive a successful and timely completion of the Company’s transformation to a subscription-based business, was not occurring at the expected and planned rate. This recognition led to prompt action by the board. Following a thorough review and analysis of Mr. Ratzesberger’s performance during 2019, effective November 5,

32	2020 PROXY STATEMENT

Compensation Discussion and Analysis

2019, Mr. Ratzesberger was removed as President and CEO and replaced with Mr. Lund, our Interim President and CEO, while we conduct a search for the next CEO to lead us through completion of our successful transformation.

•

The board also promptly established an independent search committee to advise the board on the identification and appointment of a new CEO. The board believed it was critical for Mr. Lund to step in and serve as CEO in an interim capacity to provide leadership through the CEO transition. Key factors in this decision were that Mr. Lund is a proven executive leader, had served as the Company’s CEO during the initiation of our business transformation, and has a deep understanding of the Company’s technological strengths, customer needs and competitive differentiation. Accordingly, the board viewed Mr. Lund as uniquely positioned to serve in this interim capacity. With respect to Mr. Ratzesberger, the board determined that the receipt of separation benefits to which Mr. Ratzesberger was legally entitled to receive under our Executive Separation Plan was appropriate under the circumstances, and that no additional benefits were warranted. More information on the Executive Severance Plan is provided in Section 5 of this CD&A under the heading “Executive Severance Plan,” starting on page 48.

•

Other senior management changes were made during 2019 as the Company identified top talent who could help further our business transformation. To that end, in June 2019, Scott Brown was appointed as our Chief Revenue Officer, and, in July 2019, Kathleen Cullen-Cote was appointed as our Chief Human Resources Officer. The board viewed Mr. Brown, a seasoned executive with significant experience in successfully leading global sales organizations through business transformation and demonstrated ability in converting organizations to subscription-based business models, and dedicated focus on customer success, as the right leader to guide Teradata’s go-to-market organization. Similarly, the board viewed Ms. Cullen-Cote, a senior executive with significant management experience in successfully guiding employee engagement and cultural transformation of a global and diverse technology workforce, as the right leader for our human resources organization. The Committee designed a competitive, market-based compensation package for each of these executives that reflected each executive’s skills and senior leadership experience and accounted for the fact that these executives were either forfeiting compensation from prior employment (including annual bonus and long-term incentive awards in the case of Ms. Cullen-Cote) or heavily recruited for other senior executive global sales positions (in the case of Mr. Brown).

•

Effective February 6, 2020, Michael Gianoni was appointed non-executive Chairman of the Board of Directors, succeeding Mr. Lund. Mr. Lund continued as Interim President and CEO and as a director. Mr. Gianoni had previously served as independent Lead Director of the board since January 2019. As discussed in “Additional Information Concerning the Board of Directors” on page 11 of this proxy statement, the board believes that this leadership structure, separating the positions of Chairman and CEO, best serves the interests of Teradata and its shareholders.

33

Compensation Discussion and Analysis

2019 Strategic and Financial Performance at a Glance

In 2019, Teradata continued to make meaningful progress executing our strategic initiatives and delivering value to our stockholders, as evidenced by achieving significant ARR and recurring revenue growth, although falling short of the goals that we set for the year. (Annual recurring revenue – or ARR – is the annual value at a point in time of all of our recurring revenue contracts.)

In 2019, we continued to make several strategic advancements, including the following:

In support of our goal of delivering long-term shareholder value, we reaffirmed our strategy to be the leading hybrid cloud analytics software provider by helping companies leverage all of their data across an enterprise, whether on premises, in the cloud or anywhere in between, to uncover real-time intelligence, at scale. In 2019, we made progress on the following strategic imperatives:

RELENTLESSLY
FOCUS ON
CONSUMPTION

We drove
consumption of
Vantage (our analytics
platform) through new
use cases and
capabilities and
continued to enhance
Vantage to deliver
meaningful answers to
customers’ toughest
analytics needs.

ACCELERATE TRANSITION TO CLOUD We expanded our offering capabilities and partnerships and doubled the number of customers leveraging Teradata data analytics solutions in the public cloud.	EXPAND GO-TO- MARKET REACH We expanded our go-to-market reach through focused vertical investments, deepening customer success programs and strengthening our partner relationships.	DELIVER OPERATIONAL EXCELLENCE We improved efficiency and execution throughout the organization through the implementation of new processes and systems.

In 2019, we observed strong demand and adoption of Teradata Vantage, our ground-breaking hybrid cloud analytics platform launched in the fourth quarter of 2018 that helps companies move forward from analytics to answers. We believe that Vantage provides the following key benefits to our customers:

UNIFIES AND SIMPLIFIES
ANALYTIC ECOSYSTEMS

Vantage offers full integration with
multiple tools and languages, leading
analytic engines, and new sources of
data to deliver analytics that matter to
create better business outcomes.

DE-RISKS CUSTOMER
BUYING DECISIONS

Through Vantage, customers can
access descriptive, predictive and
prescriptive analytics can be deployed
on-premises, in public or private cloud
environments, or “as-a-service”.

DELIVERS MASSIVE SCALE
AND INTEGRATION

Vantage allows customers to leverage
all of their data throughout the
enterprise to deliver real-time, intelligent
answers to their toughest business
questions regardless of the scale or
volume of the queries.

34	2020 PROXY STATEMENT

Compensation Discussion and Analysis

At the core of our progress during the year, and a key element of our strategy, was a focus on reinvigorating the people and culture of Teradata. Our executive leadership team has also been further strengthened with a number of new leaders onboarded to execute our strategy. Our following core values inspire our people to deliver on our stated mission – “We transform how businesses work and people live through the power of data”:

WE DIG DEEP AND AIM HIGH

As a trusted advisor for our customers,
we tackle their toughest challenges by
going “all in” across every function in
the organization. We dig deep with all
our talent and experience to find and
support solutions and services through
collaboration and the high standards
we set for ourselves.

WE RAISE UP OUR CUSTOMERS
AND THE WORLD

We want to challenge the status quo
and crack the code on the future. We
thrive on challenges and the
opportunity they present to innovate,
learn new skills, gain new insights, and
raise our game. We act ethically with
urgency and agility, to meet the
demands of our customers and the
needs of our colleagues. We give back
and make a meaningful contribution to
our community and our world.

WE RISE AS ONE

We are on a mission to disrupt current
thinking and to make the world a better
place. When we champion and respect
one another, share our expertise, and
learn from each other – regardless of
department or expertise – we multiply
our value. We are one team with a
single vision.

In 2019, we made progress on our business transformation as

demonstrated by improvements in several key financial metrics; however, our reported revenues continued to be impacted over prior-year results:

Our business model transformation is largely complete as the mix of our subscription-based bookings increased significantly to 88% of total bookings for the year, up from 79% in 2018.	The acceleration of subscription bookings mix drove total reported ARR growth of 9% over prior year.

Total reported revenues decreased 12% from 2018, falling short of our expectations. However, we believe that our shift to subscription-based transactions and focus on product versus consulting revenues positions the Company for long-term profitable growth.

We built future recurring product revenue, demonstrated in part by reported recurring revenue growth of 9% over prior year, and providing a more stable future revenue stream. In addition, our backlog grew 7% over prior year, which we believe should translate into future revenue growth.

35

Compensation Discussion and Analysis

Shareholder Engagement and Compensation Program Enhancements

Teradata received strong support from our shareholders for our executive compensation program, with a 98% FAVORABLE “SAY-ON-PAY” VOTE at our 2019 annual meeting. The Committee views this strong result as confirmation that our compensation program is appropriately structured to support our ongoing business transformation and reflects our pay-for-performance commitment.

We greatly value the input received from our shareholders and engage with them on a variety of matters – including execution against our strategy, executive compensation and corporate governance – as part of a year-round engagement process described below:

We reach out to largest investors to engage in discussions regarding issues that are important to them and to seek their input on executive compensation and corporate governance matters. Our outreach team includes Investor Relations, Executive Compensation and Corporate Governance representatives from Teradata’s management team, including the Chief Human Resources Officer and, if requested, independent directors of the board.	As we prepare for the proxy season, we consider investor feedback and perspectives in evaluating and structuring our executive compensation program and preparing proxy statement disclosures.	After proxy materials are filed, we invite our largest investors to discuss proposals to be considered at the next annual meeting of shareholders. As outlined on page 21 of this proxy statement, there are also a number of established channels that any investor may use to communicate with the Company.

As part of the proxy solicitation process, and following our 2019 annual meeting, we continued our practice of soliciting input from our largest 25 institutional investors, representing over 75% of our outstanding shares, and answering their questions regarding a variety of topics of interest to them, such as the design of our executive compensation program, the CEO transition and search, board diversity and corporate governance best practices, corporate social responsibility and sustainability matters, and the execution of our business transformation strategy.

The feedback we received from investors through this engagement process was generally positive and constructive. Investors expressed support for our executive compensation program, including the design of our annual bonus plan and long-term incentive plan and its emphasis on performance-based equity. The feedback from investors regarding our executive compensation program, as well as other governance matters, was reported to our board. We will continue to engage with our shareholders in order to receive any feedback they may have regarding the Company.

36	2020 PROXY STATEMENT

Compensation Discussion and Analysis

Pay-For-Performance Commitment

Teradata is committed to rewarding talent that drives our organizational success. As part of our business transformation, in 2019, we emphasized a culture of high performance, and our talent and rewards strategies centered on incentive programs that provided rewards based on meaningful demonstrations of business achievements and individual performance contributions to the Company. Moving forward, we will continue to drive this philosophy in all of our talent and rewards programs.

The Committee has designed the compensation program for our current named executive officers to reflect the importance placed on Company and business achievement in a high-performing culture. To that end, our core compensation program is closely aligned with Company performance and consists of base salary, annual incentives and long-term equity incentives. As illustrated below, in 2019, approximately 91% of the target total direct compensation for our former CEO, Mr. Ratzesberger, who served as our CEO for most of 2019, and approximately 89% for the other named executive officers (excluding Mr. Lund, our Interim CEO) was performance-based.

37

SECTION 2: COMPENSATION PHILOSOPHY

AND GOVERNANCE

Our executive compensation program is designed to attract, retain and align our business leaders with our goals to drive financial and strategic growth, while also delivering long-term stockholder value. Like our business, this program must be dynamic and adjusted regularly to align with our intensely competitive and changing business, particularly as the Company is undergoing a strategic transformation. Underlying this evolving structure, all of our compensation programs promote sound governance and balance, driving results while mitigating risks. To that end, the Committee has implemented governance best practices to reduce compensation risks and to align compensation with industry norms and stockholder interests. See Section 6 of this CD&A for more details regarding some of these key policies and practices.

Best Practices We Follow

ESTABLISH COMPETITIVE COMPENSATION LEVELS for our named executive officers within the technology industry	MAINTAIN A “DOUBLE TRIGGER” for change in control severance benefits and equity award vesting	MINIMIZE COMPENSATION RISKS by periodically reviewing our compensation program to confirm that our compensation policies and practices are not encouraging excessive or inappropriate risk-taking	MAINTAIN STOCK OWNERSHIP GUIDELINES in line with stockholder interests requiring robust ownership levels for executive officers

MAINTAIN A
CLAWBACK AND
HARMFUL ACTIVITY
POLICIES

so that we can recover cash
or equity incentive
compensation based on
financial results that were
later restated and can
cancel outstanding equity
awards and recover
realized gains if executives
are terminated for cause or
engage in certain other
harmful activity

	RETAIN AN INDEPENDENT COMPENSATION CONSULTANT to provide expert objective, third-party advice regarding executive pay programs and competitive market practices	HOLD ANNUAL ADVISORY VOTE ON EXECUTIVE COMPENSATION to give investors the opportunity to express their views on pay on a regular basis	REVIEW OVERHANG LEVELS AND BURN RATES to confirm that our standards are consistent with industry norms and shareholder expectations

NO EXCISE TAX GROSS-UPs in Company severance plans	NO HEDGING OR PLEDGING of Company stock by executive officers	NO “REPRICING” of stock options or granting of discounted stock options	NO FIXED TERM EMPLOYMENT AGREEMENTS OR DEFINED BENEFIT PLANS

38	2020 PROXY STATEMENT

SECTION 3: CORE COMPENSATION PROGRAM

Summary of 2019 Compensation Decisions

Base Salary

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Committee on a competitive basis each year to ensure they are appropriate and consistent with competitive market levels.

Effective January 14, 2019, Mr. Ratzesberger received an increase in his base salary in connection with his election as President and CEO. In determining Mr. Ratzesberger’s compensation in connection with his election as CEO, the Committee considered the fact that he was a first-time CEO. Thus, his compensation was set at a level commensurate with his lack of CEO experience and, therefore, below the peer group median. Also effective January 14, 2019, Mr. Lund’s salary was reduced to reflect his new role with the Company as Executive Chairman of the Board. In February 2019, Mr. Culhane and Mr. Harrington each received a 7% increase in his base salary to bring his base salary closer to competitive market levels, and, in the case of Mr. Culhane, commensurate with his experience and scope of responsibility at Teradata. The respective base salary level for Mr. Brown and Ms. Cullen-Cote was negotiated at the time each executive joined the Company in 2019 and was based on competitive market data, taking into consideration his or her relative degree of experience and new hire incentive considerations.

Effective November 5, 2019, Mr. Lund’s base salary was increased from $600,000 as Executive Chairman to $1,000,000 in connection with his election as Interim President and CEO following the departure of Mr. Ratzesberger. As noted above on page 33 of this CD&A, the board believed it was critical for Mr. Lund to step in and serve as CEO in an interim capacity to provide leadership through the CEO transition. In setting Mr. Lund’s compensation, the Committee, in consultation with its compensation consultant, sought to provide Mr. Lund with compensation that was consistent with competitive market data for interim CEOs, particularly former CEOs who assume an interim role. Accordingly, the Committee set Mr. Lund’s total direct compensation at a level that was significantly below his compensation level when he previously served as the Company’s CEO and approximately 30% below the total direct compensation for the outgoing CEO, Mr. Ratzesberger.

The base salary levels for our named executive officers in 2019 were as follows:

NAME	ANNUAL BASE SALARY*
Victor Lund	$1,000,000
Oliver Ratzesberger	$750,000
Mark Culhane	$510,000
Scott Brown	$550,000
Kathleen Cullen-Cote	$450,000
Daniel Harrington	$500,000

*Annual Base salary levels effective as of December 31, 2019, except for Mr. Ratzesberger, who was terminated as CEO on November 5, 2019.

2019 Annual Bonus Awards

Our named executive officers, other than Mr. Lund, participated in our 2019 annual bonus program under the Teradata Corporation Management Incentive Plan (“2019 Management Plan”) with target incentive opportunities as set out in the table below.

Effective January 14, 2019, Mr. Ratzesberger received an increase in his target incentive opportunity to 125% of base salary in connection with his election as President and CEO. The target incentive opportunity for each of Mr. Brown and Ms. Cullen-Cote was negotiated at the time the executive joined the Company in 2019 based on competitive market data, taking into consideration his or her relative degree of experience and new hire incentive considerations. The target incentive opportunity for each of Mr. Culhane and Mr. Harrington remained unchanged from 2018.

39

Section 3: Core Compensation Program

NAME	TARGET OPPORTUNITY (AS % OF BASE SALARY)
Victor Lund	Did not participate
Oliver Ratzesberger	125%
Mark Culhane	100%
Scott Brown	100%
Kathleen Cullen-Cote	80%
Daniel Harrington	100%

Total payouts under the 2019 Management Plan are based primarily on our achievement of two key financial measures: ARR growth and non-GAAP operating income, which are calculated as described below.

MEASURE	WEIGHT	BUSINESS OBJECTIVE	DEFINITION
ARR Growth	60%	ARR growth is a measure that stockholders use to determine the extent to which we are shifting to a more predictable business model that is intended to drive consistent revenue growth over time.	ARR growth equals the year-over-year growth of the contract value for all active and contractually binding term-based contracts at the end of a period (including maintenance, software upgrades, cloud offerings, subscription licenses, rentals and managed services).
Non-GAAP Operating Income	40%	Incent our executives to deliver attractive contribution margins and stockholder value.

Reported non-GAAP operating income minus actual subscription-based gross margin (for rental, ratable and upfront subscription-based product bookings) minus actual cloud gross margin, plus subscription TCV (the total contract value for subscription-based product bookings), multiplied by the actual standard product gross margin rate (actual gross margin before corporate allocations).

In 2019, the Committee moved away from applying normalizing adjustments to reported results for purposes of the performance measures for the 2019 Management Plan. Rather than using pro forma performance goals and approved adjustments to actual results compared to such goals, which was the case in 2018, for 2019 the Committee determined that it was better aligned with stockholder expectations and added greater transparency to set as performance measures ARR growth and non-GAAP operating income. The financial performance goals for these measures were set at levels that were consistent with the financial plan for the year, subject to approved adjustments, including the impact of foreign currency exchange rates and, in the case of non-GAAP operating income, adjustments to account for the shift to subscription-based transactions.

In developing both the 2019 Management Plan and the 2019-2021 long-term incentive program (described below), the Committee established ARR growth as a performance measure in both plans. The Committee established overlapping ARR growth measures between the plans because it believes that ARR growth is the paramount measure for our business and strategy. This overlap highlights the importance of measuring and motivating the achievement of ARR growth annually to track the overall health of our Company, while also measuring ARR growth with different metrics that are compounded over a 3-year period to gauge our long-term growth and momentum. The Committee also believes that the overlap of this measure reduces the risk that any actions would be taken to sacrifice long-term growth to meet annual targets or vice versa.

The following chart sets forth the 2019 ARR growth and operating income targets under the 2019 Management Plan. The Committee believed that the target levels for the financial measures were sufficiently rigorous and aligned with stockholder interests for the following reasons:

Our 2019 ARR growth target of 11% was set above the 2019 actual result of 9%;

The 2019 non-GAAP operating income target was based on the Company’s non-GAAP operating income plan, which was $46 million more than the $210 million achieved in 2018;

The Committee imposed a profitability gate on payout of the ARR growth goal, such that (i) ARR growth payout was capped at “Target” unless and until the Company achieved threshold performance for non-GAAP operating income of $210 million, which was our actual result for 2018; and (ii) ARR growth could not payout at maximum unless and until the Company achieved non-GAAP operating income of $233 million (with payout of the ARR growth performance metric between “Target” and “Maximum” determined on straight line interpolation for non-GAAP operating income results of between $210 million and $233 million); and

The target levels for the financial measures were consistent with guidance provided by management to stockholders at the beginning of 2019 when the goals were established by the Committee.

40	2020 PROXY STATEMENT

Section 3: Core Compensation Program

FINANCIAL MEASURE	50% (THRESHOLD)	100% (TARGET)	200% (MAXIMUM)	ACTUAL PERFORMANCE (1)	ACHIEVEMENT LEVEL
ARR Growth (1)	9%	11%	13%	9%	58%
Non-GAAP Operating Income (1) (in millions)	$210	$256	$276	$246	89%
Total					70%

(1)

When establishing the performance objectives under the 2019 annual bonus plan, the Committee also approved adjustments to actual performance to exclude (i) the impact of foreign currency exchange rates from pre-established plan rate levels, which resulted in a 0.2% adjustment to ARR growth and a $3 million adjustment to non-GAAP operating income, and (ii) in the case of non-GAAP operating income, subscription-bookings mix, which resulted in a $60 million adjustment to non-GAAP operating income.

Payouts of Annual Bonuses

Each named executive officer, other than Mr. Lund, was eligible to receive a payout under our 2019 Management Plan equal to the maximum level of his or her target annual incentive opportunity, based on our performance relative to the financial measures described above. However, this achievement level was subject to a +/- 25% modifier based on specific individual performance objectives. Although the Committee had the discretion to apply this modifier, the Committee did not make any adjustments for individual performance for any of the named executive officers as a result of the achievement level for the Company’s performance being considerably below target, with the exception of Mr. Ratzesberger. The Committee adjusted Mr. Ratzesberger’s achievement level to 0%, which the Committee viewed as appropriate in light of the termination of his employment in November 2019. These adjustments, along with the final achievement level for each named executive officer, are listed below:

Name	Achievement Level After Financial Performance	Adjustment for Individual Performance	Final Achievement Level
Victor Lund	Did Not Participate
Oliver Ratzesberger	70%	-70%	0%
Mark Culhane	70%	0%	70%
Scott Brown	70%	0%	70%
Kathleen Cullen-Cote	70%	0%	70%
Daniel Harrington	70%	0%	70%

The 2019 annual bonus payment amounts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement on page 52. For more information on the 2019 annual bonus program for our named executive officers, please refer to the “Grants of Plan-Based Awards” section on page 54 of this proxy statement.

41

Section 3: Core Compensation Program

Long-Term Incentives (Equity Awards)

The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities, which vest over a period of three years. This structure is intended to align executives’ interests with those of our stockholders, enhance our retention incentives and focus our executives on delivering sustainable performance over the longer-term. The design of this program has evolved over the past several years to reflect the core performance metrics and incentive structure the Committee believed was necessary to drive our long-term success through the business transformation in a manner that was reflective of feedback received from investors during our shareholder engagement process. The following chart includes a high-level summary of the elements of the performance-based and serviced-based restricted share unit (“RSU”) equity vehicles and performance criteria, as applicable, for our long-term incentive program since 2017.

Long-Term Equity Program Evolution

EQUITY VEHICLES AND WEIGHTING		All performance-based RSUs	Mix of performance-based RSUs and service-based RSUs, heavily weighted to performance-based RSUs	Mix of performance-based RSUs and service-based RSUs, heavily weighted to performance-based RSUs	Mix of performance-based RSUs and service-based RSUs, heavily weighted to performance-based RSUs

PERFORMANCE MEASURES FOR PERFORMANCE-BASED EQUITY		40% TSR based on 3-year period ending 12/31/2019 60% various financial and operational measures for 1-year period ending 12/31/2017	50% Compounded ARR Growth over a 3-year period ending 12/31/2020 50% Based on annual percent of subscription-based product bookings over a 3-year period ending 12/31/2020	50% Compounded ARR Growth over a 3-year period ending 12/31/2021 50% Free Cash Flow as a % of Revenue as measured at the end of a 3-year period on 12/31/2021	50% Compounded ARR Growth over a 3-year period ending 12/31/2022 50% Free Cash Flow as a % of Revenue as measured at the end of a 3-year period on 12/31/2022

GRANT TIMING	Grant Date	November 2016	November 2017	March 2019	March 2020
	Effective Date of Grant for Performance-based Equity	November 2016 (40% TSR) February 2017 (60% other)	February 2018	March 2019	March 2020

42	2020 PROXY STATEMENT

Section 3: Core Compensation Program

Annual Grants – 2019

Mr. Ratzesberger received a target award opportunity for his annual equity grant under the Company’s 2019 long-term incentive program equal to $6.5 million in connection with his election as President and CEO. The target award opportunity level for each of Mr. Brown and Ms. Cullen-Cote was negotiated at the time the executive joined the Company in 2019 based on competitive market data, taking into consideration his or her relative degree of experience and new hire incentive considerations. The target award level for each of Mr. Culhane and Mr. Harrington was set at a level intended to bring his total direct compensation levels closer to competitive market levels, and, in the case of Mr. Culhane, commensurate with his experience and level of responsibility at Teradata. Mr. Lund did not participate in the 2019 long-term incentive program. The 2019 target long-term incentive opportunities are set out in the table below.

NAME	LONG-TERM INCENTIVE OPPORTUNITY
Victor Lund	Did not participate
Oliver Ratzesberger	$6,500,000
Mark Culhane	$3,600,000
Scott Brown	$3,100,000
Kathleen Cullen-Cote	$2,200,000
Daniel Harrington	$2,000,000

In 2019, we continued our commitment to pay for performance by allocating 70% of the long-term incentive opportunity to performance-based RSUs and 30% to service-based RSUs. These equity awards are summarized in the chart above. The performance-based RSUs will be earned if Teradata achieves two equally weighted financial goals during the 3-year performance period ending December 31, 2021, which were designed to help position the Company as a consumption-based technology leader in the analytics and software-as-a-service industry as described below. The service-based awards vest in equal annual installments over three years and are designed to provide a meaningful retention incentive for our executives in line with competitive market practices.

2019-2021 PERFORMANCE MEASURES	RATIONALE
Compounded ARR Growth. 50% of the award is based on double-digit target level compounded annual ARR growth over the 3-year period.	ARR growth is a measure that stockholders use to determine the extent to which we are shifting to a more predictable business model that is intended to drive more consistent revenue growth over time.

Free Cash Flow as a Percentage of Revenue. 50% of the award is based on double-digit free cash flow as a percent of the Company’s total reported revenue over the 3-year period. Free cash flow is defined as cash provided by/used in operating activities, less capital expenditures for property and equipment, and additions to capitalized software as reported in the Company’s earnings release for the full-year ending December 31, 2021.

The free cash flow as a percent of revenue measure was chosen for this plan versus the percent of subscription-based bookings metric used for the 2018 program, because the Committee believes it better reflects our long-term ability to generate cash and profitability.

Annual Grants – 2020

The annual equity grants made to Messrs. Brown, Culhane and Harrington and Ms. Cullen-Cote in March 2020 are a mix of performance-based RSUs and service-based RSUs, heavily weighted to performance-based RSUs. Mr. Lund did not receive an annual equity grant in March 2020. The performance-based RSUs are equally weighted based on ARR growth and free cash flow as a percentage of revenue, both based on a three-year performance period ending December 31, 2022. The Committee aligned the performance goals for these awards to the same financial measures as the performance-based RSUs granted in 2019, as these measures continue to be essential to executing our strategy and completing our business transformation, and they are based on driving strong ARR and free cash flow growth over and above prior-year levels.

43

Section 3: Core Compensation Program

Sign-on Grants

In connection with his election as Interim President and Chief Executive Officer, Mr. Lund received a grant of service-based RSUs on November 15, 2019, with a target value of $5 million (the “Interim CEO Award”), converted to a number of share units based on the closing price of Teradata common stock prior to announcement of the CEO transition. The RSUs generally vest in equal annual installments over three years, except that the following vesting terms apply (the “Special Vesting Provisions”):

●	Mr. Lund’s continued service on the board constitutes employment for vesting purposes; and

●	The vesting of any unvested RSUs shall accelerate in full in the event that:

¡	the Company’s terminates Mr. Lund’s employment for any reason (other than for cause),
¡

Mr. Lund resigns as a director after, or in connection with, the election of a successor President and CEO, provided that Mr. Lund agrees to cooperate in good faith to transition his duties as President and CEO, or

¡	Mr. Lund is not nominated by the board for re-election as a director.

Such vesting terms, which apply to all of the awards that Mr. Lund received when he previously served as President and CEO from 2016 to 2019, did not change with the exception of accelerated vesting in the event of Mr. Lund’s resignation after, or in connection with, the election of a successor President and CEO. The intent of this provision was to address the extraordinary circumstances regarding Mr. Lund’s tenure as former CEO, Executive Chairman of the Board, and Interim CEO, and the unlikely scenario that his position on the board would not be viewed as desirable by the new CEO given his extensive involvement in the management of the Company. In addition, Mr. Lund is not eligible for any long-term incentive awards until November 5, 2020, and he did not receive an annual grant in March 2020.

The Committee, in consultation with its compensation consultant, set the value and nature of Mr. Lund’s compensation consistent with competitive market data for interim CEOs, particularly former CEOs who assume an interim role. Accordingly, the Committee set Mr. Lund’s total direct compensation at a level that was significantly below his compensation level when he previously served as the Company’s CEO and approximately 30% below the total direct compensation for the outgoing CEO, Mr. Ratzesberger. The Committee also considered the fact that the board asked Mr. Lund to serve as Interim CEO for up to one year and thus he would likely not be serving as CEO for a full performance period for our incentive plans, including performance-based RSUs, and the fact that he would not be receiving an annual grant in 2020.

In connection with his hire as Chief Revenue Officer, Mr. Brown received a grant of service-based restricted RSUs with a target value of $4.9 million that generally vests in equal annual installments over three years. The Committee, in consultation with its independent compensation consultant, set a grant value that reflected the fact the board viewed Mr. Brown, a seasoned executive with significant experience in successfully leading global sales organizations through business transformation and demonstrated ability in converting organizations to subscription-based business models, and dedicated focus on customer success, as the right leader to guide Teradata’s go-to-market organization, in addition to the fact that Mr. Brown was heavily recruited for other senior executive global positions.

In connection with her hire as Chief Human Resources Officer, Ms. Cullen-Cote received a grant of service-based restricted RSUs with a target value of $2.2 million that generally vests in equal annual installments over three years. The Committee, in consultation with its independent compensation consultant, set a grant value that reflected the fact that Ms. Cullen-Cote that the board viewed Ms. Cullen-Cote, a senior executive with significant management experience in successfully guiding employee engagement and cultural transformation of a global and diverse technology workforce, as the right leader for the Company’s human resources organization, in addition to the fact that Ms. Cullen-Cote was forfeiting compensation from her prior employment.

Retention Grants

In March 2020, each of Mr. Culhane and Mr. Harrington received a grant of service-based RSUs with a grant value of $2.4 million. The RSUs generally vest in equal annual installments over three years, except that any unvested RSUs shall accelerate in full in the event that the Company terminates such executive’s employment without cause. The Committee, in consultation with its independent compensation consultant, awarded these special retention grants based on the view that Mr. Culhane and Mr. Harrington are both critical to the successful execution of the Company’s strategy, particularly in light of the current CEO

44	2020 PROXY STATEMENT

Section 3: Core Compensation Program

transition and other factors including: (i) in the case of Mr. Culhane, his market positioning and proven financial experience and expertise, and (ii) in the case of Mr. Harrington, his deep knowledge of the Company and his added responsibilities with respect to the Company’s cloud-based initiatives.

The Committee’s decision to grant service-based RSUs was made upon consideration of competitive market practices with respect to the nature of retention grants for key executives.

Payout of Performance-Based RSUs for the 2017 – 2019 Performance Period

As part of our 2017 long-term incentive program, we granted performance-based RSUs to our named executive officers who were employed by the Company at that time (i.e., Messrs. Ratzesberger, Harrington and Lund) providing them with the opportunity to earn shares based on our total shareholder return (“TSR”) performance relative to the other companies in the S&P 1500 Information Technology Index for the 3-year period ending December 31, 2019.

The payout levels for the 2017-2019 performance-based RSUs, as well as the result that was certified by the Committee in February 2020, are as follows:

Relative TSR Performance Percentile	Percent Payout of Target	Result	Payout of Target
90th or Higher	200%
50th (Target)	100%
25th	50%
Below 25th	0%	20th percentile	0%

In establishing the threshold and target performance levels for the 2017-2019 performance cycle, the Committee took into account that the Company had performed at or below the 25th percentile level of the S&P 1500 Information Technology Index during the 2013-2015 period and at the 38th percentile during the 2014-2016 period. As a result, in taking into consideration stockholder interests, the Committee believed that achievement at or above the 50th percentile would represent significant performance improvement, while also representing a realistic, yet challenging, performance goal. In further alignment with stockholder interests, the Committee also (i) approved a cap on the absolute level of payout that could be earned under these awards, and (ii) capped any payout at median results if absolute TSR were negative (but relative TSR greater than the 25th percentile).

45

SECTION 4: COMPENSATION CONSULTANT AND PEER GROUP

Compensation Consultant

For 2019, the Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as the Committee’s independent compensation consultant, reporting directly to the Committee and serving at the sole discretion of the Committee. The consulting firm does not perform any other services for the Company, other than advising the Board of Directors on its director compensation program. The Committee has assessed the independence of FW Cook pursuant to SEC rules and NYSE listing standards and concluded that there was no conflict of interest that would prevent the consulting firm from independently advising the Committee.

During its engagement, FW Cook provided information to the Committee regarding the target market compensation levels, pay mix, and overall design for the components of total direct compensation based on the pay practices of companies in our compensation peer group, as established by the Committee.

Peer Group

The Committee examines the compensation peer group on an annual basis, with input from management and its independent compensation consultant. When establishing base salary and annual and long-term incentive levels in early 2019, the Committee continued to use the following criteria to select the compensation peer group:

•	Revenue of between one-third to three times our size
•	Market capitalization of between one-third to six times our size
•	U.S.-based (or Canada-based with a U.S.-style pay model and disclosure)
•	Software, internet software and services, or IT consulting industries

The compensation peer group in effect in 2019 until July 27, 2019 was as follows:

Akamai Technologies, Inc.	Fair Isaac Corporation	Sabre Corporation

Autodesk, Inc.	Fortinet, Inc.	ServiceNow, Inc.

Broadridge Financial Solutions, Inc.	Gartner, Inc.	Splunk Inc.

CA, Inc.	NetApp, Inc.	Symantec Corporation

Cadence Design Systems Inc.	Nuance Communications, Inc.	Synopsis, Inc.

Citrix Systems, Inc.	Open Text Corporation	Tableau Software, Inc.

CoreLogic, Inc.	Red Hat, Inc.	Total Systems Services, Inc.

On July 28, 2019, the Committee, after consulting with FW Cook, approved certain adjustments to the compensation peer group. Based on Teradata’s reclassification into the software general industry code and continued transformation, the Committee removed companies from the IT consulting industry (Broadridge Financial, CoreLogic, Gartner, Sabre and Total Systems Services) and replaced them with software companies. The Committee, after consulting with FW Cook, determined that software companies are more reflective of our current growth strategy, business model and competition for executive talent. The Committee also removed companies from the peer group that had been recently acquired, such as Red Hat.

46	2020 PROXY STATEMENT

Section 4: Compensation Consultant and Peer Group

The following chart lists the companies in our current compensation peer group, along with their revenue and approximate number of employees as reported in the most recently-filed Annual Report on Form 10-K.

COMPANY	REVENUE (in millions)	APPROX. # OF EMPLOYEES	COMPANY	REVENUE (in millions)	APPROX. # OF EMPLOYEES
	$2,894	7,724		$4,731	11,900
	$3,274	10,100		$1,823	6,700
	$2,336	8,100		$2,869	13,100
	$3,010	8,400		$2,899	7,014
	$701	3,023		$1,255	6,055
	$1,661	2,801		$3,460	10,371
	$1,160	4,009		$1,803	4,400
	$2,156	7,082		$3,361	13,896
	$6,416	10,500		$1,899	8,535

47

SECTION 5: SEVERANCE, CHANGE IN CONTROL AND OTHER BENEFITS

Change in Control Severance Plan

Each of our current named executive officers participates in the Teradata Change in Control Severance Plan (the “CIC Plan”), the objectives and provisions of which are summarized below:

Business Objectives

Increased Retention Incentives. The CIC Plan enhances our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promotes objectivity in the evaluation of transactions that are in the best interests of our stockholders.

Alignment with Market Practices. Based on information provided by the Committee’s independent compensation consultant, change in control severance arrangements are used by a vast majority of the companies included in our compensation peer group, and the terms of our CIC Plan are consistent with prevailing market practices.

Severance Provisions

Severance Protections on Double Trigger. The CIC Plan provides for separation payments and benefits to our current named executive officers, which are reviewed annually by the Committee. The CIC Plan provides benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control. The threshold for an acquisition of Teradata stock that would constitute a change in control is an acquisition of 50% or more of the Company’s outstanding common stock or voting securities.

No Excise Tax Gross Ups. The CIC Plan does not allow for “gross-up” payments related to excise taxes that may be imposed under Section 280G of the Internal Revenue Code.

Executive Severance Plan

The Company maintains the Teradata Executive Severance Plan (the “Executive Severance Plan”), in which each of our current named executive officers participates, other than Mr. Lund. This plan promotes retention incentives for our executives by establishing severance protections for participants that are consistent with both market levels and Teradata’s past practices, while eliminating the need to negotiate individual severance agreements in connection with an executive’s termination or at the time of hire.

For our participating named executive officers, the Executive Severance Plan provides severance protections, as described below, in the event of termination of employment by the Company without cause (and not because of the participant’s disability or death) prior to (and not in connection with) a change in control of the Company. As described above, each of our current named executive officers participates in the CIC Plan, and in the event of a termination of employment by the Company without cause or by the participant for good reason in connection with a change in control, those participants would be entitled to receive severance benefits as provided under the CIC Plan. Each of our participating named executive officers would be entitled to receive the following top level of benefits under the Executive Severance Plan in the event of a qualifying termination of employment:

Severance Benefits

•   Salary and target bonus continuation for one year;

•   A prorated annual cash incentive bonus for the year of termination (generally based on the executive’s “target” bonus opportunity and actual Company performance as determined under the Company’s Management Incentive Plan);

•   Continued medical, dental and visual care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;

•   Outplacement services for up to one year;

•   Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•   For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date.*

48	2020 PROXY STATEMENT

Section 5: Severance, Change in Control and Other Benefits

*As an additional retention incentive given the CEO transition, a limited number of service-based RSUs granted in 2019 to Mr. Brown (up to 70,000 shares) and Ms. Cullen-Cote (up to 50,000 shares) are eligible for additional accelerated vesting treatment in the event that they are terminated without cause prior to July 1, 2021.

To receive severance benefits under the Executive Severance Plan, a participant must agree to a release of claims against the Company. As a condition of participation in the Executive Severance Plan, each eligible employee must also agree to comply with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

More information on the CIC Plan and the Executive Severance Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section beginning on page 58 of this proxy statement.

Limited Perquisites

From time-to-time we offer limited, travel-related perquisites to our named executive officers. In particular, during 2019, Teradata covered the commuting expenses for Mr. Culhane, including the cost of housing and transportation in connection with his travel to our headquarters in San Diego. During 2019, Teradata similarly provided Ms. Cullen-Cote with an allowance for travel to our headquarters in San Diego, reimbursing her for expenses up to $5,000 per month. Also, in 2019, we covered the cost of spousal travel for each of Mr. Culhane and Mr. Harrington in connection with a Company recognition event.

49

SECTION 6: OTHER COMPENSATION POLICIES AND PRACTICES

We maintain several key compensation policies and practices that reinforce our pay for performance culture and promote the alignment of the interests of our executives and our stockholders, including the following:

POLICY/PRACTICE	DESCRIPTION

Stock Ownership Guidelines

On July 28, 2019, after consulting with FW Cook about market practices, the Committee revised our stock ownership guidelines. Prior to the revision, our CEO was required to hold at least 135,000 shares and our other named executive officers were required to own 35,000 shares. The Committee revised the guidelines to require each covered executive to hold shares with a value that equals or exceeds a multiple of his or her base salary: 6x for the CEO and 3x for the other named executive officers. The Committee also adopted retention guidelines so that each covered executive must retain at least 50% of vested shares, net of taxes, until he or she attains the required ownership threshold. Executives generally have 5 years to attain the required ownership level. During his service as Interim President and CEO, Mr. Lund will remain subject to ownership guidelines applicable to directors, which generally requires him to own shares with a value equal to 5x the $60,000 cash retainer paid to directors. As demonstrated in the chart below, as of December 31, 2019, Mr. Lund substantially exceeds not only his minimum ownership guideline as a director, but also the guideline that would be applicable to him if he were CEO of the Company on a non-interim basis:

Clawback and Harmful Activity Policies

We maintain a Compensation Recovery Policy (commonly referred to as a clawback policy), which generally provides that we may recover performance-based compensation if the payout was based on financial results that were subsequently restated. This policy supports the accuracy of our financial statements and, in conjunction with our stock ownership guidelines, helps to align the interests of our named executive officers with those of our stockholders. In light of our pay-for-performance culture, we felt strongly that our executives should be held to this higher standard of accountability.

We also retain the right to cancel outstanding equity awards and recover realized gains if executives are terminated for cause or engage in certain “harmful activity,” such as violating a non-competition or non-solicitation covenant.

Prohibition on Pledging and Hedging	Our insider trading policy prohibits our named executive officers from hedging and from pledging Teradata securities. For more information regarding our policy with respect to hedging and pledging of Teradata securities, see “Policy Regarding Hedging and Pledging of Teradata Securities” on page 15 of this proxy statement.

50	2020 PROXY STATEMENT

Section 6: Other Compensation Policies and Practices

POLICY/PRACTICE	DESCRIPTION

Compensation Risk Assessment	Members of management from our human resources, legal and risk management groups assess whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees. This assessment includes a review of the risk characteristics of our business, our internal controls and related risk management programs, the design of our incentive plans and policies, and the impact of risk mitigation features. Management reports its findings to the Board of Directors and, based on that analysis, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.
Tax Considerations

The Tax Cuts and Jobs Act, enacted in December 2017, included a number of significant changes to Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2018 or future years, to the extent that it exceeds $1 million. As has historically been the case, the Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not deductible under Section 162(m).

51

COMPENSATION TABLES

2019 Summary Compensation

The following table summarizes the total compensation paid to, or earned by, each of our named executive officers for the fiscal year ended December 31, 2019, and the prior two fiscal years.

Name and Principal Position (1)	Year	Salary (2) ($)	Bonus (3) ($)	Stock Awards (4) ($)	Option Awards (5) ($)	Non-Equity Incentive Plan Compensation (6) ($)	All Other Compensation (7) ($)	Total ($)

Victor Lund	2019	660,000	-	4,280,196	-	-	855	4,941,051

Interim President and Chief Executive Officer	2018	800,000	-	6,153,372	-	1,812,500	1,206	8,767,078
	2017	800,000	-	8,693,440	-	1,110,000	1,206	10,604,646

Oliver Ratzesberger	2019	721,154	-	6,899,003	-	-	2,351,860	9,972,017

Former President and Chief Executive Officer	2018	518,936	-	2,026,986	-	951,563	15,278	3,512,762
	2017	475,000	-	2,458,941	-	527,250	25,670	3,486,861

Mark Culhane	2019	502,731	-	3,820,974	-	357,000	88,776	4,769,481

Chief Financial Officer	2018	475,000	-	2,171,778	-	757,625	57,957	3,462,361
	2017	67,671	-	930,773	-	83,250	8,004	1,089,698

Scott Brown	2019	275,000	-	8,324,083		207,900	5,485	8,812,468

Chief Revenue Officer

Kathleen Cullen-Cote	2019	173,077	300,000	4,045,548		108,360	28,451	4,655,436

Chief Human Resources Officer

Daniel Harrington	2019	493,607	-	2,122,785	-	350,000	29,850	2,996,242

Chief Services Officer	2018	469,220	-	1,266,889	-	748,407	15,350	2,499,866
	2017	469,220	-	2,236,648	-	520,834	15,502	3,242,204

(1)	This column shows each named executive officer’s position as of December 31, 2019, except as of November 4, 2019 for Mr. Ratzesberger.

(2)

This column shows base salary earned during the year. In the case of Mr. Lund, the amount shown for 2019 includes the prorated amount of his $600,000 base salary for his service as Executive Chairman between January 14, 2019 and November 5, 2019.

(3)	This column shows the sign-on bonus paid to Ms. Cullen-Cote upon joining the Company to compensate her for a bonus she was foregoing at her former employer.

(4)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of performance-based and service-based restricted share units (“RSUs”) granted in the applicable year.

(5)	There were no stock options granted in 2019.

(6)

This column reflects the cash bonus earned by our named executive officers under the annual bonus program for the applicable year. For more information concerning the 2019 annual incentive, see the 2019 Annual Bonus Awards discussion in the Compensation Discussion and Analysis section beginning on page 39 of this proxy statement.

52	2020 PROXY STATEMENT

Compensation Tables

(7)	The amounts reported in this column for 2019 include the following:

	Termination / CIC Benefits			Other Compensation
Name	CIC / Severance (paid or accrued)	Subsidized health and dental (COBRA after term)	Outplace- ment benefits	Spousal Travel	Housing Subsidy	Commuting Expense	Company Contributions to 401(k)	Value of Life Insurance Premiums Paid by Company	Tax Gross- Ups	Total
Victor Lund								855		855
Oliver Ratzesberger	2,299,520	18,972	18,000				14,000	1,368		2,351,860
Mark Culhane				12,397	51,024	10,500	14,000	855		88,776
Scott Brown							4,231	1,254		5,485
Kathleen Cullen-Cote						25,000	2,596	855		28,451
Daniel Harrington				14,780			14,000	1,070		29,850

For the performance-based RSUs granted in 2019, the following table sets forth the target number of units, their “target” grant date fair value reflected in the Stock Awards column above, and their grant date fair value assuming that the highest level of performance would be achieved.

Name	Target Number of Annual PBRSUs	Probable Grant Date Fair Value	Maximum Grant Date Fair Value

Victor Lund	-	-	-

Oliver Ratzesberger	97,997	$4,829,292	$9,658,584

Mark Culhane	54,275	$2,674,672	$5,349,344

Scott Brown	61,473	$2,257,903	$4,515,806

Kathleen Cullen-Cote	42,778	$1,415,952	$2,831,904

Daniel Harrington	30,153	$1,485,940	$2,971,880

53

Compensation Tables

2019 Grants of Plan-Based Awards

The following table summarizes information for each named executive officer regarding (i) estimated payouts under the 2019 annual bonus program, (ii) estimated payouts for the performance-based RSUs (also referred to as PBRSUs) that were granted in 2019, and (iii) service-based RSUs that were granted in 2019.

Name	Grant Date	Approval Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Possible Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Award: Number of Shares of Stock Units	Option Awards: Number of Shares Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)
Victor Lund
Bonus Program			-	-	-
PBRSUs						-	-	-				-
RSUs	11/15/2019	11/15/2019							160,668			4,280,196
Oliver Ratzesberger
Bonus Program			-	937,500	1,875,000
PBRSUs	3/1/2019	1/14/2019				48,999	97,997	195,994				4,829,292
RSUs	3/1/2019	1/14/2019							41,999			2,069,711
Mark Culhane
Bonus Program			-	510,000	1,020,000
PBRSUs	3/1/2019	2/4/2019				27,138	54,275	108,550				2,674,672
RSUs	3/1/2019	2/4/2019							23,261			1,146,302
Scott Brown
Bonus Program			-	550,000	1,100,000
PBRSUs	7/1/2019	6/11/2019				30,737	61,473	122,946				2,257,903
RSUs	7/1/2019	6/11/2019							165,156			6,066,180
Kathleen Cullen-Cote
Bonus Program			-	360,000	720,000
PBRSUs	8/5/2019	7/11/2019				21,839	42,778	85,556				1,415,952
RSUs	8/5/2019	7/11/2019							79,444			2,629,596
Daniel Harrington
Bonus Program			-	500,000	1,000,000
PBRSUs	3/1/2019	2/4/2019				15,077	30,153	60,306				1,485,940
RSUs	3/1/2019	2/4/2019							12,923			636,845

(1)	With the exception of the RSUs granted to Mr. Brown and Ms. Cullen-Cote, the grant date of the annual equity awards is the date of the meeting of the independent members of the board.

(2)

The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2019 annual bonus program (i.e., non-equity incentive plan awards) when the performance goals were established by the Committee. The actual amounts of the annual incentive awards earned for 2019 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(3)

The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the performance-based RSUs granted in 2019. Those performance-based RSUs are earned based on the extent to which specified financial performance goals are achieved over a three-year period ending December 31, 2021. The units earned generally vest on the date, following the end of the 3-year performance period, that the Committee certifies the achievement of the applicable performance goals, provided the executive remains employed by the Company.

(4)

Reflects the number of service-based RSUs granted in 2019, which generally vest in equal installments over three years from the date of grant, provided that the executive remains employed by the Company, with special terms for accelerated vesting of the service-based RSUs granted to Mr. Lund as described on page 44 of this proxy statement.

(5)

Reflects the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the performance-based and service-based RSUs granted during 2019. See footnote 4 of the Summary Compensation Table beginning on page 52 of this proxy statement for the assumptions used to calculate these values.

54	2020 PROXY STATEMENT

Compensation Tables

2019 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2019, and (ii) each award of performance-based RSUs and service-based RSUs that had not vested and remained outstanding as of December 31, 2019.

Name	Grant Date	Option Awards				Stock Awards		Equity Incentive Plan Awards
		Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)	Option Exercise Price(3) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Number of Unearned Shares, Units or Other Rights that have not Vested (4) (#)	Market Value of Unearned Shares, Units or Other Rights that have not Vested(5) ($)
		Exercisable	Unexercisable
Victor Lund	11/15/2019					160.668	4,301,082
	2/20/2018							336,158	8,998,950
	11/27/2017					72,034	1,928,350
Oliver Ratzesberger	3/1/2019							32,666	874,469
	2/20/2018							73,824	1,976,268
	12/1/2015	23,666		30.63	2/24/2020
	12/1/2014	5,647		44.43	2/24/2020
	12/3/2013	5,803		45.35	2/24/2020
Mark Culhane	03/01/2019							54,275	1,452,942

	03/01/2019					23,261	622,697

	02/20/2018							118,644	3,176,100

	11/27/2017					25,424	680,600
Scott Brown	7/1/2019					165,156	4,421,226
	7/1/2019							61,473	1,645,632
Kathleen Cullen-Cote	8/5/2019					79,444	2,126,716
	8/5/2019							42,778	1,145,167
Daniel Harrington	3/1/2019							30,153	807,196
	3/1/2019					12,923	345,949
	2/20/2018							69,210	1,852,752
	11/27/2017					14,831	397,026
	2/22/2017					2,755	73,751
	2/22/2017					15,279	409,019
	12/1/2015	41,416		30.63	11/30/2025
	12/1/2014	33,883		44.43	11/30/2024
	12/3/2013	34,816		45.35	12/2/2023
	11/27/2012	26,122		61.55	11/26/2022
	11/29/2011	28,606		50.70	11/28/2021
	11/30/2010	29,865		41.09	11/29/2020

(1)	This column shows the number of common shares underlying outstanding stock options that have vested as of December 31, 2019.

(2)

This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2019. As of such date, all outstanding stock options held by each named executive officer had vested in full.

(3)	This column shows the exercise price for each stock option reported in the table, which equaled the fair market value per share on the date of grant.

55

Compensation Tables

(4)	These columns show the aggregate number of performance-based RSUs and service-based RSUs outstanding as of December 31, 2019. The remaining vesting dates for each award are as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE

2/22/2017	2/22/2020	1/3 increments over a 3-year time period after performance level determination is made by the Committee

11/27/2017	11/27/2020	100% vests three years from the date of grant

2/20/2018	Q1 2021*	2018-2020 performance period: 100% vests after performance level determination is made by the Committee

3/1/2019	3/1/2020, 3/1/2021, 3/1/2022	1/3 increments over three years from the date of grant

3/1/2019	Q1 2022*	2019-2021 performance period: 100% vests after performance level determination is made by the Committee

7/1/2019	7/1/2020, 7/1/2021, 7/1/2022	1/3 increments over three years from the date of grant

7/1/2019	Q1 2022*	2019-2021 performance period: 100% vests after performance level determination is made by the Committee

8/5/2019	8/5/2020, 8/5/2021, 8/5/2022	1/3 increments over three years from the date of grant

8/5/2019	Q1 2022*	2019-2021 performance period: 100% vests after performance level determination is made by the Committee

11/15/2019	11/15/2020, 11/15/2021, 11/15/2022	1/3 increments over three years from the date of grant

*

Additionally, this column under the “Equity Incentive Plan Awards” heading shows the number of outstanding performance-based RSUs at the “target” level for awards with grant dates of March 1, 2019, July 1, 2019, and August 5, 2019 because our performance through December 31, 2019 was above “threshold” level for those awards. For awards with a grant date of February 20, 2018, the number of outstanding performance-based RSUs is reported at the “maximum” level (200%) because our performance through December 31, 2019 was above “maximum” level for those awards.

(5)	These columns show the aggregate dollar value of the performance-based RSUs and service-based RSUs using the closing stock price on December 31, 2019 of $26.77 per share.

2019 Option Exercises and Stock Vested

The following table sets forth information for each named executive officer with respect to (i) the exercise of stock options in 2019, and (ii) the vesting of performance-based RSUs and service-based RSUs during 2019.(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Victor Lund	-	-	148,239	6,849,953
Oliver Ratzesberger	-	-	71,900	2,422,617
Mark Culhane	-	-	-	-
Scott Brown	-	-	-	-
Kathleen Cullen-Cote	-	-	-	-
Daniel Harrington	-	-	37,810	1,747,356

(1)	None of the named executive officers exercised any stock options during 2019.

(2)	The value realized on vesting equals the number of shares acquired multiplied by the closing market price of our common stock on the acquisition date.

Non-Qualified Deferred Compensation

The Company does not maintain a non-qualified defined contribution plan or other deferred compensation plans. However, the 1-year performance-based RSU awards granted to Mr. Lund for the 2016 and 2017 fiscal year performance periods were fully vested at December 31, 2016 and December 31, 2017, respectively, but generally are payable on a deferred basis in 1/3 installments (except for certain termination of employment scenarios described further in the Potential Payments Upon Termination or Change in Control section on page 58 of this proxy statement) on the date that the applicable performance level determination was made by the Committee and on each of first and second anniversaries of the applicable performance level determination date. As a result, the Non-Qualified Deferred Compensation Table below includes information about Mr. Lund’s 2016 and 2017 performance-based RSUs.

56	2020 PROXY STATEMENT

Compensation Tables

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year(1) ($)	Aggregate Withdrawals / Distributions(2) ($)	Aggregate Balance at Last Fiscal Year End(3) ($)
Victor Lund	-	-	(32,699)	2,984,366	6,229,433
Oliver Ratzesberger	-	-	-	-	-
Mark Culhane	-	-	-	-	-
Scott Brown	-	-	-	-	-
Kathleen Cullen-Cote	-	-	-	-	-
Daniel Harrington	-	-	-	-	-

(1)

Represents the appreciation (or depreciation) in value in the number of shares of our common stock underlying Mr. Lund’s vested 2016 and 2017 performance-based RSUs from December 31, 2018 through December 31, 2019 (or, if earlier, until the time of settlement of those performance-based RSUs). No portion of this amount was reported as compensation to Mr. Lund in the Summary Compensation Table for 2019.

(2)	Represents the payment date value of the number of shares of our common stock that were delivered in settlement of Mr. Lund’s vested 2016 and 2017 performance-based RSUs during fiscal 2019.

(3)

Represents the aggregate dollar value of the outstanding vested 2017 performance-based RSUs held by Mr. Lund on December 31, 2019, using our closing stock price on December 31, 2019 of $26.77 per share. The grant date fair value of the target number of Mr. Lund’s 2017 performance-based RSUs was previously reported as compensation to Mr. Lund in the Summary Compensation Table for the 2017 fiscal year.

Pension Benefits

We do not maintain any qualified or non-qualified defined benefit plans.

57

POTENTIAL PAYMENTS UPON

TERMINATION OR CHANGE IN CONTROL

Background

We have entered into agreements and maintain plans and arrangements that may require us to pay or provide compensation and benefits to our named executive officers in the event of certain terminations of employment or a change in control. For example, all of our currently employed named executive officers are participants in our CIC Plan, which provides “double-trigger” severance protections in the event that a participating executive’s employment is terminated under qualifying circumstances in connection with a change in control, and all of our currently employed named executive officers other than Mr. Lund are participants in our Executive Severance Plan, which provides severance protections in the event that a participant’s employment is terminated by the Company without cause (other than as a result of death, disability or a change in control). Estimates of the amounts to be paid or provided to each of our named executive officers in connection with a termination of employment or a change in control are provided below.

Estimated Payments to Named Executive Officers

The estimates set forth below of the amounts payable to our named executive officers upon termination of employment or in connection with a change in control are based on the assumption that the various triggering events occurred on the last day of 2019, along with other material assumptions noted below. The actual amounts that would be paid to a named executive officer upon termination or a change in control can only be determined at the time the actual triggering event occurs. With respect to Mr. Ratzesberger, only the severance benefits actually received in connection with his removal as President and CEO are reported below.

The estimated amount of compensation and benefits described below for our named executive officers generally does not take into account compensation and benefits that were already earned at the time of the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, except with respect to Mr. Ratzesberger, the estimates below for our named executive officers do not provide information on the payout of 2019 incentive awards under the annual bonus program for our named executive officers or payout of performance-based RSUs earned based on Teradata’s TSR for the period from January 1, 2016 through December 31, 2018, because those awards were earned as of December 31, 2019, subject to Committee approval, regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Summary Compensation Table for the annual incentives earned by our named executive officers in 2019 and to the Outstanding Equity Awards at Fiscal Year-End and the Option Exercises and Stock Vested tables for more information about the named executive officer’s equity awards.

Non-Change in Control Scenarios

Executive Severance Plan

Each of our named executive officers other than Mr. Lund participates in our Executive Severance Plan.

For our participating named executive officers, the Executive Severance Plan generally provides severance benefits in the event of termination of employment by the Company without cause (but not as a result of the participant’s disability or death). However, in the event of the termination of a participating named executive officer’s employment in connection with a change in control of Teradata, severance benefits generally would be provided under the CIC Plan, as discussed below.

In the event of a qualifying termination of employment without cause (not in connection with a change in control), each of our participating named executive officers would be entitled to receive the following severance benefits under the terms of the Executive Severance Plan. Mr. Ratzesberger received these severance benefits in connection with his removal as President and CEO, which the Committee determined to be a termination without cause, as defined in the Executive Severance Plan.

•	Salary and target bonus continuation for one year;

•	A prorated annual cash incentive bonus for the year of termination, based on the executive’s “target” bonus opportunity and actual performance as determined under the Company’s Management Incentive Plan;

•	Continued medical, dental and vision care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;

•	Outplacement services for up to one year;

58	2020 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

•	Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•	For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for any unvested stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date. As an additional incentive given the CEO transition, a limited number of service-based RSUs granted in 2019 to Mr. Brown (up to 70,000 shares) and Ms. Cullen-Cote (up to 50,000 shares) are eligible for additional accelerated vesting treatment in the event that they are terminated without cause prior to July 1, 2021.

Severance benefits under the Executive Severance Plan are conditioned upon the participant’s release of claims against the Company, as well as compliance with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

Treatment of Equity Awards on Termination of Employment (not in Connection with a Change in Control)

The following chart summarizes the vesting treatment of the equity awards held by our named executive officers (other than Mr. Lund) in the event of termination of employment, other than termination in connection with a change in control. The vesting treatment described below is conditioned upon the participant’s compliance with non-competition and non-solicitation provisions, to the extent permissible under applicable law, for a 12-month period (or, if applicable law requires a shorter period, for the maximum period allowed under applicable law), as well as confidentiality restrictions. Our performance-based RSUs and service-based RSUs generally pay out upon vesting. All stock options currently held by our named executive officers are fully vested.

The vesting of Mr. Lund’s RSUs will accelerate in full (based on actual performance during the entire performance period for performance-based RSUs) if Teradata terminates his employment for any reason other than for cause, or if Mr. Lund resigns as a director after, or in connection with, the election of a successor President and CEO, provided that he agrees to cooperate in good faith in the transition of duties to his successor, or if he is not nominated by the Board for re-election as a director. If Mr. Lund voluntarily resigns as Interim President and CEO other than in connection with the election of a successor, his unvested RSUs would be forfeited.

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS
Death and Long-Term Disability (“LTD”)

In the event of death or LTD during the performance period, a pro-rata portion of the award, calculated as of the date of death or LTD, will become vested based on actual results during the performance period.

In the event of death or LTD after the end of the performance period and prior to payment, awards vest in full, to the extent earned, upon the date of death or LTD.

		Awards vest in full upon the date of death or LTD.	Awards remain exercisable until the later of the expiration of the 10-year term or three years after death or LTD.
Retirement (termination on or after age 55, with the consent of the Committee, where applicable)	Generally, a pro-rata portion of the award, calculated as of retirement, will become vested based on actual results during the performance period.	Generally, a pro-rata portion will become vested as of date of retirement.	Awards remain exercisable until the earlier of three years following retirement date or the expiration date.
Termination without Cause	A pro-rata portion of the award, calculated as of the date of termination, will become vested based on actual results during the performance period.

A pro-rata portion will become vested as of the date of termination, and retirement-eligible participants (i.e., participants aged 55 or older) may be credited with an additional year of vesting service.

Awards generally remain exercisable until the earlier of the fifty-ninth day after termination or the expiration date.

However, awards held by retirement-eligible participants (i.e., participants aged 55 or older) remain exercisable until the earlier of 3 years after termination or the original option expiration date.

59

Potential Payments Upon Termination or Change in Control

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS
Voluntary Resignation (other than retirement, as described above)	Unvested awards are forfeited.	Unvested awards are forfeited.	Awards remain exercisable until the earlier of the fifty-ninth day after termination or the expiration date.

The tables below quantify the amounts that would be payable to our named executive officers in the event of termination of employment, other than termination in connection with a change in control. The severance benefits received by Mr. Ratzesberger in connection with his removal as President and CEO are reported in the table below quantifying severance benefits upon Termination without Cause (not in Connection with a Change in Control).

Death or Disability

We would have provided each named executive officer (or his or her beneficiary), other than Mr. Ratzesberger, with the following estimated payments or benefits had he or she died or become disabled on December 31, 2019.

EXECUTIVE	LIFE INSURANCE ($)(1)	DISABILITY PAYMENTS ($)(2)	STOCK OPTIONS ($)(3)	RESTRICTED SHARE UNITS ($)(3)	TOTAL ($)
Victor Lund	—	12,455,974	—	—	12,455,974
Mark Culhane	1,020,000	3,533,333	17,232	18,000	4,588,565
Scott Brown	1,100,000	1,239,703	17,304	18,000	2,375,007
Kathleen Cullen-Cote	810,000	1,794,979	1,044	18,000	2,624,023
Daniel Harrington	1,000,000	2,024,780	17,304	18,000	3,060,084

(1)

Proceeds would be payable by a third-party insurer. Benefits provided upon death depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same Company-provided life insurance coverage as is generally offered to U.S.-based employees. The coverage generally is 200% of base salary for life insurance (but capped at $1,200,000, or at $750,000 in the absence of evidence of insurability). Each U.S.-based employee has the option of choosing a higher level of coverage at his own expense. Each participating named executive officer opted for core coverage for 2019, except for Mr. Brown, who opted for higher coverage.

(2)

Benefits provided upon disability generally depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same short-term and long-term disability coverage as is generally offered to U.S.-based employees. The core coverage is (i) for short-term disability, 100% of base salary for two to 18 weeks depending on years of service and 66 2/3% of base salary for the remainder of a 26-week period, and (ii) for long-term disability, 50% of base salary (up to a maximum monthly payment of $15,000) for the duration of an employee’s long-term disability. Each U.S. employee has the option of choosing a higher level of coverage at his own expense. Each participating named executive officer opted for core coverage for 2019. The payments above assume maximum payout based on the named executive officer’s coverage election for 26 weeks of short-term disability plus two years of long-term disability.

(3)	Equity valuations are based on a closing price of our stock on December 31, 2019 of $26.77, with performance-based RSUs for ongoing performance periods included at the “target” level.

Retirement

We would have provided each named executive officer, other than Mr. Ratzesberger, with the following estimated payments if he or she had retired (with Committee consent, where applicable) on December 31, 2019. For Mr. Lund, the table below assumes that he had retired on December 31, 2019 in connection with the election of a successor President and CEO. On any other voluntary termination, Mr. Lund’s unvested restricted share units would have been forfeited.

EXECUTIVE	RESTRICTED SHARE UNITS ($)(1)(2)	TOTAL ($)
Victor Lund	12,455,974	12,455,974
Mark Culhane	2,104,138	2,104,138
Scott Brown	1,239,703	1,239,703
Kathleen Cullen-Cote	704,360	704,360
Daniel Harrington	1,210,289	1,210,289

(1)	Equity valuations are based on a closing price of our stock on December 31, 2019 of $26.77.

(2)

Messrs. Lund, Culhane and Harrington and Ms. Cullen-Cote were eligible for retirement (age 55 or older) on December 31, 2019. Committee consent generally would be required for retirement vesting of RSU awards.

60	2020 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

Termination without Cause (not in Connection with a Change in Control)

Each named executive officer, other than Mr. Ratzesberger, would have been entitled to the following estimated payments and benefits if, on December 31, 2019 and not in connection with a change in control, we terminated the executive’s employment without cause (and not as a result of death or disability). Mr. Ratzesberger received the payments and benefits reported below under the Executive Severance Plan in connection with his removal as President and CEO, which the Committee determined to be a termination without cause, as defined in the Executive Severance Plan.

EXECUTIVE	CASH ($)(1)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUT-PLACEMENT COUNSELING ($)	TOTAL ($)

Victor Lund	—	12,455,974	—	—	12,455,974

Oliver Ratzesberger	2,299,520	2,841,209	18,972	18,000	5,177,701

Mark Culhane	1,020,000	3,533,333	17,232	18,000	4,588,565

Scott Brown	1,100,000	1,239,703	17,304	18,000	2,375,007

Kathleen Cullen-Cote	810,000	1,794,979	1,044	18,000	2,624,023

Daniel Harrington	1,000,000	2,024,780	17,304	18,000	3,060,084

(1)

Mr. Lund does not participate in the Executive Severance Plan and is not a party to any agreement with the Company that provides for cash severance upon a termination without cause, although he does participate in the CIC Plan. The cash amounts reported in this column for participating named executive officers other than Mr. Lund reflect cash severance benefits under the Executive Severance Plan, but do not reflect any pro-rata annual bonuses for 2019 for any named executive officer. This is because for named executive officers other than Mr. Ratzesberger, we are required to assume a termination date of December 31, 2019, on which date bonuses for 2019 were already vested, regardless of termination of employment. For Mr. Ratzesberger, the Committee determined the amount of the annual incentive bonus under the 2019 Management Plan earned for 2019 to be zero; however, he was entitled to receive a pro-rata annual incentive payment pursuant to the terms of the Executive Severance Plan. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2019 bonus paid to each executive.

(2)

Equity valuations are based on a closing price of our stock on December 31, 2019 of $26.77, with performance-based RSUs for ongoing performance periods included at the “target” level, and with pro-rated awards for Mr. Ratzesberger as provided under the Executive Severance Plan and the applicable award agreements. For Messrs. Lund, Culhane and Harrington and Ms. Cullen-Cote, who were retirement-eligible (age 55 or older) on December 31, 2019, the equity values reported above include an additional 12 months of vesting service for service-based equity awards.

Change in Control Scenarios

Change in Control Severance Plan

We maintain the CIC Plan to help retain key executives by reducing personal uncertainty that may arise from the possibility of a change in control and to promote their objectivity and neutrality in evaluating transactions that may be in the best interest of the Company and its stockholders. This plan establishes objective criteria to determine whether a change in control has occurred and provides for severance payments and benefits on a “double trigger” basis, which also applies, under the Stock Incentive Plan, to our equity compensation awards. The “double trigger” design is intended to further our goals to retain key executives upon a change in control.

Each named executive officer other than Mr. Ratzesberger, who is no longer an employee, participates in the CIC Plan.

Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:

•

A lump sum payment equal to 2.0 times the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;

•	A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;

•	Continued medical, dental and life insurance coverage for two years; and

•	Continued outplacement and financial counseling services, if such services are offered at such time, for one year.

The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan. The CIC Plan does not provide for any “gross-up” payments related to excise taxes that may be imposed on an executive in connection with a change in control.

61

Potential Payments Upon Termination or Change in Control

For purposes of the plan, the term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company. The term “good reason” generally means: (i) the assignment of duties inconsistent with the executive’s position, authority, duties or responsibilities as in effect prior to a change in control; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) a failure to continue the equity compensation plan or other employee benefit programs; (vi) a relocation of the executive’s office by more than forty miles (provided that it also increases the executive’s commute by more than 20 miles); or (vii) failure to require a successor to assume the plan.

The term “change in control” generally means any of the following: (i) an acquisition of 50% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true—our old stockholders do not hold at least 50% of the combined enterprise, there is a 50%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Treatment of Equity Awards

As described above, the Stock Incentive Plan provides for “double trigger” vesting of employee equity awards in connection with a change in control, meaning that, if the awards are assumed by the surviving entity in the change of control, vesting of the awards will not accelerate unless the executive also has a qualifying termination of employment (by the Company without cause or by the executive for good reason). In contrast, if the surviving entity does not assume the equity awards upon the change in control, unvested awards will become vested upon the occurrence of the change in control. The chart below generally summarizes how the unvested equity awards held by our current named executive officers on December 31, 2019 would be treated in connection with a change of control. All stock options held currently held by our named executive officers are fully vested.

PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period.

If the award is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the award is assumed, then, subject to the executive’s continued employment, the award will continue to vest, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his or her employment for “good reason,” within 24 months after the CIC.

If the award is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability or the executive terminates his or her employment for “good reason,” within twenty-four months after the CIC.

62	2020 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

The tables below quantify the amounts that would be payable to our named executive officers, other than Mr. Ratzesberger, who is no longer an employee, in the event of a change in control or in the event of termination of employment in connection with a change in control.

Qualifying Termination Within Two Years After a Change in Control

Our named executive officers, other than Mr. Ratzesberger, would have been entitled to the following estimated payments and benefits if a change in control occurred on December 31, 2019 and the executive’s employment was terminated without “cause” or the executive terminated his or her employment for “good reason” immediately following such change in control.

EXECUTIVE	CASH ($)(1)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUTPLACEMENT AND FINANCIAL COUNSELING ($)	TOTAL ($)

Victor Lund	4,401,667	12,455,974	3,006	18,000	16,878,647

Mark Culhane	2,373,434	4,344,289	36,174	18,000	6,771,897

Scott Brown	2,200,000	6,066,858	37,116	18,000	8,321,974

Kathleen Cullen-Cote	1,620,000	3,271,883	3,798	18,000	4,913,681
Daniel Harrington	2,164,188	2,959,316	36,748	18,000	5,178,252

(1)

The cash amounts reported in this column reflect cash severance benefits under the CIC Plan, but do not reflect any pro-rata annual bonuses for 2019. This is because we are required to assume a termination date of December 31, 2019. On that date, each named executive officer, other than Mr. Ratzesberger, would have already earned a bonus for 2019 regardless of whether he or she terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2019 bonus paid to each executive.

(2)

Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 201 of $26.77; (ii) the awards are assumed in the corporate transaction and vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2019); and (iii) each named executive officer’s employment is terminated without “cause” or by the executive for “good reason” immediately after the corporate transaction.

Change in Control and Equity Awards are not Assumed by Surviving Entity

Our named executive officers, other than Mr. Ratzesberger, who is no longer an employee, would have been entitled to the following estimated payments and benefits in the event that a “change in control” occurred on December 31, 2019, and the named executive officer’s equity awards were not assumed by the surviving entity. If the awards were assumed by the surviving entity, then the awards would not vest on a change in control but would vest on a qualifying termination within two years after the change in control as illustrated in the table immediately above.

NAME	RESTRICTED SHARE UNITS ($)(1)	TOTAL ($)
Victor Lund	12,455,974	12,455,974

Mark Culhane	4,344,289	4,344,289

Scott Brown	6,066,858	6,066,858

Kathleen Cullen-Cote	3,271,883	3,271,883

Daniel Harrington	2,959,316	2,959,316

(1)

Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2019 of $26.77; and (ii) the awards are not assumed in the corporate transaction, vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2019) and are cashed out.

63

CEO PAY RATIO DISCLOSURE

We are providing the following information regarding the relationship of the annual total compensation of our CEO and that of our “median employee,” as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with the pay ratio disclosure rules.

For our 2019 fiscal year:

•	The estimated median of the annual total compensation of all of our employees, excluding the CEO, was $76,892;

•

The annual total compensation of Mr. Lund, who was serving as our Interim CEO on December 31, 2019, was $4,941,051, as reported in the Summary Compensation Table on page 52 of this proxy statement, but annualized in accordance with Item 402(u) of Regulation S-K; and

•	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was estimated to be 64 to 1.

In determining the 2019 pay ratio information provided above, as permitted by the SEC’s pay ratio disclosure rules, we used the same “median employee” who had been identified for the 2017 fiscal year through the following methodology:

•

December 31, 2017 was selected as the date upon which we would identify our employee population and median employee, and, from our tax and payroll records, we compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on that date, including employees working both within and outside of the United States.

•

Total cash compensation during the 2017 fiscal year was used as a consistently applied compensation measure to identify our median employee from the employees on the list. For this purpose, we define total cash compensation as the sum of base wages and annual incentives payable in cash during the year. We did not annualize the total cash compensation of any permanent employees who were employed for less than the full year. For employees working outside of the United States, total cash compensation was converted to U.S. dollars using 2017 exchange rates.

•	Applying the methodology described above, we determined that our median employee for fiscal 2017 was a Customer Service Representative located in the United States.

For fiscal year 2019, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table on page 52 of this proxy statement.

It should be noted that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

As described in the Compensation Discussion and Analysis beginning on page 31 of this proxy statement, Mr. Lund served as our Interim CEO for only a portion of fiscal 2019, and he did not participate in all of the executive compensation programs available to our other named executive officers for 2019. Therefore, in addition to the CEO pay ratio disclosed above, we have calculated an alternative CEO pay ratio, which compares the compensation of the median employee, as disclosed above, to the compensation that we estimate would have been earned by our former CEO, Mr. Ratzesberger, if he had continued to serve as CEO through December 31, 2019. Adjusting Mr. Ratzesberger’s 2019 annual total compensation, as reported in the Summary Compensation Table on page 52 of this proxy statement, to (i) reflect an annualized base salary of $750,000, (ii) include a hypothetical annual incentive amount of $656,250 (equal to 70% of the “target” level) to reflect an amount that could have become payable if Mr. Ratzesberger’s employment had continued for the full fiscal year, and (iii) exclude any compensation payable in connection with his removal as President and CEO, would result in an annual total compensation amount of $8,320,621. Using this dollar amount for the annual total compensation of our CEO, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees would be 108 to 1. This alternative CEO pay ratio is not a substitute for the required CEO pay ratio disclosure, but we believe it may be helpful to stockholders in considering the ratio of the compensation of our CEO to that of our median employee.

64	2020 PROXY STATEMENT

ADVISORY (NON-BINDING) VOTE

ON EXECUTIVE COMPENSATION

(Item 2 on Proxy Card)

The foundation of our executive compensation program is to pay for performance. Our executive officers are compensated based on the key financial and strategic drivers of our business and in a manner that is consistent with competitive practices and sound corporate governance principles. We believe that our executive compensation program aligns our incentive compensation with the long-term interests of our stockholders because it is designed to motivate our executives to deliver long-term sustainable growth and stockholder value, and to provide retention incentives. The board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis and related tables and narratives, beginning on page 31 of this proxy statement, for additional details on our executive compensation program.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are able to vote to approve, on an advisory (non-binding) basis no less than once every three years, the compensation of our named executive officers (a “say-on-pay” vote). Since our annual meeting of stockholders in 2011, we have provided our stockholders with annual say-on-pay voting opportunities. In connection with our 2019 annual meeting, our advisory say-on-pay proposal received a 98% favorable vote.

Since 2015, we have regularly engaged stockholders to solicit their input regarding the Company’s executive compensation program. This past year, we again sought feedback from our largest 25 institutional investors, representing over 75% of Teradata’s outstanding shares. Discussions with investors who responded to our outreach efforts (and others who reached out to us) touched on a number of themes including stockholders’ desire that a meaningful portion of long-term incentive value continue to be allocated to equity awards that are based on longer-term performance goals with a strong rationale and linkage to our business strategy. In designing our executive compensation program, we have taken into account the common themes expressed by our stockholders. For example, as described in the Compensation Discussion and Analysis, beginning on page 29 of this proxy statement:

A substantial majority (70%) of our 2019 long-term incentive opportunity is allocated to performance-based equity awards, with the remaining 30% providing balance to the program through service-based awards with 3-year graded vesting for retention purposes.

All of our 2019 performance-based equity awards are once again tied to financial goals over a 3-year period that are key to the execution of our business transformation and valued by stockholders.

We are providing our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2019, and are asking stockholders to vote to adopt the following resolution:

RESOLVED, that the stockholders of Teradata Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2020 annual meeting of stockholders.

This say-on-pay proposal vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. As an advisory vote, this proposal is non-binding. However, the board and our Compensation and Human Resource Committee, which is responsible for designing and overseeing the administration of our executive compensation program, values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our executive officers.

The Board of Directors recommends that you vote FOR this proposal.

Proxies will be so voted unless stockholders specify otherwise in their proxies. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote. Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard. To the extent there is any significant vote against our executive compensation program, the Compensation and Human Resource Committee will evaluate whether any actions are necessary and appropriate to address stockholder concerns.

65

DIRECTORS’ PROPOSAL TO RATIFY THE

APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2020

(Item 3 on Proxy Card)

The Audit Committee of the Board of Directors, which is composed entirely of independent directors, appointed PricewaterhouseCoopers (“PwC”) as our independent registered public accounting firm for 2020 to audit our consolidated financial statements. The board has approved this appointment and, as a matter of good corporate governance, is asking you to ratify this appointment.

In determining whether to reappoint PwC as our independent auditor, the Audit Committee considers, among other things, the length of time PwC has been engaged, in addition to considering the quality of the discussions with the independent auditor and an assessment of past performance of PwC. The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•	PwC’s historical and recent performance on the Teradata audit;

•	PwC’s capability and expertise in handling the breadth and complexity of our worldwide operations;

•	The appropriateness of PwC’s fees for audit and non-audit services;

•	PwC’s independence;

•	The potential impact of changing auditors; and

•	PwC’s tenure as our independent auditor, including the benefits of having a long-tenured auditor and controls and processes that help ensure PwC’s independence.

Based on its “Pre-Approval Policy” (as defined on page 68 of this proxy statement) and applicable SEC rules and guidance, the Audit Committee has considered whether the provision of the tax and other non-audit services described below under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PwC’s independence and concluded that it was. Based on its review of the above factors, the Audit Committee believes that it is in the best interests of Teradata and our stockholders to retain PwC as our independent registered public accounting firm for 2020.

PwC has been our independent registered public accounting firm since 2007. The firm is considered a leader in providing audit services to the high-technology industry. The board believes that PwC is well-qualified to serve as our independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where we do business, and quality audit work in serving us. PwC rotates its audit partners assigned to audit us at least once every five years in accordance with SEC rules, and the Audit Committee oversees the selection of PwC’s lead engagement partner. To further ensure the independence of our independent registered public accounting firm, the Audit Committee has adopted a policy regarding the hiring of any employees or former employees of PwC or its affiliates.

Representatives of PwC will be at the annual meeting to answer questions, and they may also make any statement they wish at the meeting.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. If the stockholders do not approve this proposal, the Audit Committee and the Board of Directors will reconsider the appointment but may decide to maintain its appointment of PwC. Proxies solicited by the board will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

66	2020 PROXY STATEMENT

BOARD AUDIT COMMITTEE REPORT

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. A more detailed discussion of the factors considered by the Audit Committee in appointing PwC as Teradata’s independent auditor is found on page 68 of this proxy statement.

In the course of fulfilling its oversight responsibilities for the Company, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2019, as well as quarterly earnings releases and quarterly reports on Form 10-Q, and, together with the Board of Directors, has reviewed and discussed the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 and this proxy statement. In addition, as part of their oversight responsibility, the Audit Committee members have reviewed and discussed with management the adequacy and effectiveness of the Company’s internal control over financial reporting. PwC has also discussed with the Audit Committee significant matters regarding internal control over financial reporting that have come to its attention during the course of its audit of the consolidated financial statements. The Audit Committee also discussed with the Company’s management the process used for certifications by the Company’s Chief Executive and Chief Financial Officers for the Company’s quarterly and year-end filings with the SEC, as well as the clarity and completeness of the Company’s financial disclosures. Further, the Audit Committee discussed with PwC the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. These matters include: (i) the overall scope and plans for PwC’s independent audit as well as approval of the terms of PwC’s engagement letter; (ii) review of Teradata’s internal audit plan; (iii) review of PwC’s audit strategy and approach, including accounting policies, practices and estimates; and (iv) PwC’s evaluation of our financial reporting and other key findings related to the audit. The Audit Committee also has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from management and the Company. Pages 18 to 19 of this proxy statement contain a detailed listing of the Audit Committee’s areas of responsibility.

The Audit Committee had an opportunity to meet in executive session at each regularly scheduled meeting in 2019 with PwC, the Company’s Chief Financial Officer, Vice President of Enterprise Risk and Assurance Services, and Chief Ethics & Compliance and Privacy Officer, each of whom has unrestricted access to the committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Dated: February 27, 2020

The Audit Committee:

David E. Kepler, Chair

Timothy C.K. Chou, Member

Cary T. Fu, Member

Kimberly K. Nelson, Member

Joanne B. Olsen, Member

67

FEES PAID TO INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The following table presents the fees accrued or billed for professional audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the audit of our consolidated financial statements for fiscal years 2019 and 2018, as well as the worldwide fees accrued or billed for other services rendered by PwC in 2019 and 2018.

NAME	2019 ($)		2018 ($)

Audit Fees	2,498,180	(1)	2,475,340	(2)

Audit-Related Fees	46,000	(3)	210,000	(4)

Tax Fees	0		0	(5)

All Other Fees	4,000	(6)	4,000	(6)

Total Fees	2,548,180		2,689,340

(1)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $157,930 for the 2018 statutory audits of the financial statements of select foreign subsidiaries.

(2)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $150,340 for the 2017 statutory audits of the financial statements of select foreign subsidiaries.

(3)	Includes fees related to the Company’s adoption of the new accounting leasing standard (ASC 842).

(4)	Includes fees related to the Company’s adoption of the new revenue recognition accounting standard as of January 1, 2018, and the new leases accounting standard as of January 1, 2019.

(5)	Includes tax fees for consulting work related to the U.S. Tax Cuts and Job Act of 2017.

(6)	Includes license fees for PwC software products used to assist in conducting accounting research and other service tools.

The Audit Committee has adopted policies and procedures regarding its pre-approval of the audit, audit-related, tax and all other non-audit services to be provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries (the “Pre-Approval Policy”). This policy is designed to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Under the Pre-Approval Policy, at the beginning of each fiscal year, the Audit Committee will review the services proposed by management and our independent registered public accounting firm to be provided during that year. The Audit Committee will then provide its pre-approval based on the limitations set forth in the Pre-Approval Policy. These limitations include the following:

•

In no case should we or any of our consolidated subsidiaries retain our independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of our independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•	The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by us in a fiscal year be less than one-to-one.

•

The Audit Committee will not permit the exclusive retention of our independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee, and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

68	2020 PROXY STATEMENT

Fees Paid to Independent Registered Public Accounting Firm

•

Our Chief Accounting Officer will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries.

•

Back-up documentation will be provided as appropriate to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by our independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by our Chief Financial Officer, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed. The Chair shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, tax and all other non-audit services provided by PwC to us, and the fees charged for such services, will be actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for us. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. All services provided by PwC in the fiscal years 2019 and 2018 were pre-approved or ratified by the Audit Committee.

69

OTHER MATTERS

The Board of Directors does not know of any matters that will be brought before the 2020 annual meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will have authority to vote on such matters in their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks and brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notice of Internet Availability of Proxy Materials (“Notice”) with respect to two or more stockholders sharing the same address by delivering one annual report, proxy statement and Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Teradata’s stockholders will be “householding” our proxy materials. A single annual report, proxy statement and/or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the annual report, proxy statement or Notice, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will remove you from the householding program within 30 days after receipt of this request and will mail you a separate copy of the annual report, proxy statement, and Notice. Stockholders who hold their stock through a bank or broker and currently receive multiple copies of the annual report, proxy statement or Notice at their address and would like to request “householding” of their communications should contact their bank or broker.

70	2020 PROXY STATEMENT

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the annual meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Okapi Partners LLC to assist in the solicitation of proxies and related services, at an estimated cost of $25,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of our common stock.

Procedures for Stockholder Proposals and Nominations

Under our bylaws, nominations for directors at an annual meeting may be made only by (i) the Board of Directors or a committee of the board, or (ii) a stockholder entitled to vote who has delivered notice to us within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws.

Proxy Access

Our bylaws permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.

In general, a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that such stockholder(s) and nominee(s) satisfy the requirements set forth in our bylaws, which generally include the following three conditions.

1	2	3
a single stockholder, or qualified group of up to 20 stockholders 3% for 3 years owning three percent outstanding stock for at least three consecutive years	the individual or qualified group may submit up to 20% of the directors then in office (after giving effect to reduction in board size before the meeting) but in no case less than one nominee	stockholders and nominees who satisfy the requirements specified by our bylaws are included in the proxy statement

To be timely for our 2021 annual meeting of stockholders, the nomination must be received by our Corporate Secretary at the Company’s address provided on page 21 of this proxy statement no sooner than October 26, 2020 and no later than the close of business on November 23, 2020. For additional information regarding the Company’s proxy access provisions, please refer to the bylaws.

Advance Notice Procedure

Our bylaws also provide that, other than the nomination of directors, business may not be brought before an annual meeting unless it is (i) specified in our proxy materials (i.e., proposals brought by the Board of Directors and stockholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8), (ii) brought before the meeting by or at the direction of the board, or (iii) brought by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the bylaws) within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws. In order to include a proposal in our notice of meeting and proxy materials pursuant to SEC Rule 14a-8, you must comply with the requirements of that rule.

71

Additional Information

A copy of the full text of our bylaws may be obtained upon written request to the Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. A copy of our bylaws, which were last amended by the Board of Directors on July 26, 2016, is also available on our corporate governance website at https://www.teradata.com/articles-and-bylaws.

Stockholder Proposals for 2021 Annual Meeting

To include a stockholder proposal in our 2021 notice of meeting and proxy materials pursuant to SEC Rule 14a-8, a stockholder must satisfy all applicable requirements of that rule, and the proposal must be received by our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127, no later than November 21, 2020. To present any other proposal at the 2021 annual meeting of stockholders, or to nominate a candidate for director election at the 2021 annual meeting, a stockholder must submit an advance written notice of such proposal and/or nomination (as applicable) to us that complies with certain requirements set forth in our bylaws. Such advance written notice must be received by our Corporate Secretary at the address provided above no sooner than the close of business on January 5, 2021, and no later than the close of business on February 4, 2021.

72	2020 PROXY STATEMENT

OTHER GENERAL INFORMATION

Who may vote at the meeting?

Only stockholders of record may vote at the meeting. A stockholder of record is a stockholder as of the close of business on March 6, 2020, the record date for the meeting. On the record date, there were 110,559,668 shares of common stock outstanding,

How many votes do I have?

For each share of common stock you own, you are entitled to cast one vote on each director candidate submitted for election and to cast one vote on each other matter properly brought before the meeting,

When will I receive my proxy materials?

Proxy materials for the 2020 annual meeting of stockholders are being made available in printed form on or about March 23, 2020. They will be available online on or about March 26, 2020.

How do I access my proxy materials?

Notice and Access. Proxy materials (including our 2019 annual report, notice of the 2020 annual meeting of stockholders and proxy statement, and proxy card) are being made available via the Internet pursuant to the “notice and access” rules of the SEC. A Notice of Internet Availability of Proxy Materials (“Notice”) is being mailed to most of our record and beneficial stockholders. The Notice includes instructions on how to access the proxy materials on the Internet or request printed copies of these materials. To receive future proxy materials by mail or email, follow the instructions included with the Notice. If you previously elected to receive materials via mail or email delivery, you will not receive the Notice, but you will receive your materials via the delivery method you requested.

Electronic Delivery. At their request, many stockholders are receiving an email providing them with links to receive the Notice and Internet access to the proxy materials rather than receiving a printed copy of the Notice or printed proxy materials.

Paper Copies. If you have previously requested paper copies of your proxy materials, or are otherwise required to receive paper copies, you will receive the 2020 proxy materials, including notice of the meeting, in printed form unless you consent to receive these documents electronically in the future.

How do I receive my proxy materials electronically?

If you are a stockholder of record (i.e., you directly own your common stock through an account with our transfer agent, Computershare Investor Services), you can choose to access your Teradata proxy materials electronically and save the cost of producing and mailing a Notice and other documents by following the instructions provided at https://www.investordelivery.com or by following the prompt if you choose to authorize your proxy over the Internet. You must provide your sixteen-digit control number listed on your Notice or proxy card to make this election.

Your election to receive proxy materials by electronic access will remain in effect until you revoke your consent at https://www.proxyvote.com, or your consent is deemed to be revoked under applicable law. You must provide your sixteen-digit control number to revoke your consent.

If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), please review the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Please keep in mind that choosing electronic delivery saves the Company and its stockholders money and preserves natural resources

73

Other General Information

How do I obtain a separate set of proxy materials?

To save costs, only one set of proxy materials is being printed and mailed to stockholders who have requested printed copies and share an address, unless otherwise requested or required under applicable law. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the Notice and/or proxy materials, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will mail you a separate copy of the proxy materials and will remove you from the householding program within thirty days after receipt of this request.

How can I vote my shares of Teradata stock?

Your vote is important. Your shares can be voted at the annual meeting only if you are a record stockholder and present in person or represented by proxy. Even if you plan to attend the meeting, we urge you to authorize your proxy in advance. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the annual meeting regardless of whether you attend in person.

If you are a stockholder of record, please authorize your proxy electronically by going to the https://www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your Notice and proxy card. Please have your Notice or proxy card in hand when going online or calling. If you authorize your proxy via the Internet, you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

If you hold your shares beneficially through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How do I revoke my proxy for the annual meeting?

You may revoke your proxy at any time before it is voted at the meeting by:

•   properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);

•   voting by ballot at the meeting; or

•   sending a written notice of revocation to the inspectors of election in care of our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

What if I want to vote in person at the meeting?

The method by which you vote and authorize your proxy will in no way limit your voting rights if you later decide to vote in person at the meeting. If you beneficially own your shares through a nominee (such as a bank or broker), you must obtain a proxy executed in your favor from your nominee to be able to vote at the meeting

What are the requirements for ensuring that my shares are voted by proxy at the meeting?

Your shares will be voted at the meeting as directed by the instructions on your proxy card, voting instructions or electronic proxy if (1) you are entitled to vote, (2) your proxy was properly executed or properly exercised electronically, (3) we received your proxy prior to the voting deadlines for the annual meeting (May 4, 2020 at 11:59 p.m. for record stockholders who do not vote at the meeting, such time as directed by the nominee for beneficial owners, and April 30, 2020 for participants in our 401(k) savings plan), and (4) you did not revoke your proxy prior to or at the meeting.

How do I vote the shares I hold in the Teradata 401(k) savings plan?

If you are a participant in the Teradata 401(k) savings plan, your proxy includes the number of Teradata common stock units (share interests) allocated to your plan account. You may instruct the trustee how to vote the number of share interests allocated to your plan account. The trustee will vote the share interests allocated to your plan account in accordance with your instructions. If you do not vote your share interests in the Teradata 401(k) savings plan, the trustee will vote the unallocated share interests, as well as any allocated share interests held by the plan, in the same proportion as the share interests for which it received timely voting instructions.

74	2020 PROXY STATEMENT

Other General Information

What is considered a quorum to conduct the annual meeting?

To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of a majority of our shares of common stock outstanding on the record date, which is the close of business on March 6, 2020. Shares of common stock represented in person or by proxy (including shares that abstain with respect to a particular proposal to be voted upon and “broker non-votes”) will be counted as present for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

How many votes are required to approve each item?

With respect to Proposal 1 (the election of directors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on the election of directors is required to elect each director.

With respect to Proposal 2 (the advisory “say-on-pay” vote on executive compensation), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such question is required to adopt this advisory resolution in accordance with Teradata’s bylaws. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard.

With respect to Proposal 3 (the ratification of the appointment of the Company’s independent auditors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to ratify the appointment.

Abstentions effectively count as votes “against” the adoption of a proposal and the election of a director. Moreover, if you do not instruct your nominee (such as your bank or broker) how to vote your shares with respect to the election of directors and the advisory vote on executive compensation, the nominee may not vote on these proposals. However, broker “non-votes” will have no effect on the outcome of the vote for any proposal or the election of any director. Broker “non-votes” occur when a nominee returns a properly executed proxy but does not vote on a particular item because the nominee has not received voting instructions from the beneficial owner and, therefore, does not have the authority to vote on a proposal.

How does the Board recommend that I vote my shares?

The Teradata Board of Directors recommends that you vote:

•   FOR the election of each of the three Class I director nominees, Ms. Nelson and Messrs. Fishback and Kepler (see page 4);

•   FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (see page 65);

•   FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020 (see page 66).

If you submit your proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by our board. As discussed above, if you hold your shares beneficially through a nominee (such as a bank or a broker) and fail to provide specific voting instructions to that nominee, your shares will not be voted in the election of directors or the advisory “say-on-pay” vote on executive compensation.

75

Other General Information

What do I need to do if I want to attend the annual meeting?

If you plan to attend the meeting in person, please send an email to us at investor.relations@teradata.com to request a meeting reservation request form. You may attend the meeting if you are a stockholder of record, hold a proxy for a stockholder of record, or are a beneficial owner of our common stock with evidence of ownership. If you are a beneficial owner (i.e., you hold your common stock through a nominee such as a bank or broker), please include evidence of your ownership of common stock with the form (such as an account statement showing you own Teradata common stock as of the record date). If you do not have a reservation for the meeting, you may still attend if we can verify your stock ownership at the meeting.

We will include the results of the votes taken at the meeting, in a quarterly report on Form 10-Q or a current report on Form 8-K that we expect to file with the SEC within four business days after the date of the annual meeting or any adjournment or postponement thereof. You may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

Could emerging developments regarding the coronavirus — or COVID-19 — affect our ability to hold an in-person annual meeting?

We are monitoring the COVID-19 situation closely, and if we determine that holding an in-person annual meeting could pose a risk to the health and safety of our stockholders, employees, and directors, or otherwise is counter to public health directives, the Company may decide instead to hold a Virtual Annual Meeting. If we decide to use that format, we will make a public announcement, which will be available at https://www.teradata.com, as soon as practicable prior to the meeting.

In such event, to attend and participate in the Virtual Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/TDC2020 and use their 16-digit Control Number provided in the Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We would encourage stockholders to log in to this website and access the webcast before the Virtual Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Virtual Annual Meeting, including how to demonstrate your ownership of Teradata common stock as of the record date, are available at www.virtualshareholdermeeting.com/TDC2020. Please note you will only be able to participate in the meeting using this website if the Company decides to hold a Virtual Annual Meeting, instead of holding an in-person annual meeting in San Diego, California.

The above notice and proxy statement are sent by order of the Board of Directors.

Margaret A. Treese

Deputy General Counsel and Secretary

Dated: March 20, 2020

76	2020 PROXY STATEMENT

TERADATA CORPORATION 17095 VIA DEL CAMPO SAN DIEGO, CA 92127

Your Internet or telephone proxy authorizes the proxyholders to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 4, 2020 (April 30, 2020 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Transmit your voting instructions via telephone up until 11:59 P.M. on May 4, 2020 (April 30, 2020 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help Teradata’s sustainability efforts and reduce the costs incurred printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years or go to www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D03916-P32658-Z76274             KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERADATA CORPORATION

The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:
1. Election of Directors	For	Against	Abstain				For	Against	Abstain
Class I Nominees:

1a. Daniel R. Fishback	☐	☐	☐	2.	An advisory (non-binding) vote to approve executive compensation.		☐	☐	☐
1b. David E. Kepler	☐	☐	☐	3.	Approval of the ratification of the appointment of independent registered public accounting firm for 2020.		☐	☐	☐
1c. Kimberly K. Nelson	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede and revoke this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

This proxy card confers on the proxyholders discretionary authority with respect to matters not known or determined at the time of the mailing of the notice of the 2020 Annual Meeting of Stockholders.

Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

Teradata’s 2020 Annual Meeting of Stockholders will be held at 8:00 a.m. local time on May 5, 2020, at the InterContinental San Diego, 901 Bayfront Court, San Diego, California 92101.* Please see your proxy statement for instructions should you wish to attend the meeting.

*Depending on conditions associated with the coronavirus or COVID-19, the company might hold a Virtual Annual Meeting instead of holding the meeting in San Diego, California. If the company decides to hold a Virtual Annual Meeting, the company will make a public announcement, which will be available at https://www.teradata.com as soon as practicable before the meeting. In that event, Teradata’s 2020 Annual Meeting of Stockholders would be conducted solely virtually, at the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stockholder list at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/TDC2020 and using your 16-digit control number, but only if the meeting is not held in San Diego, California.

    Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D03917-P32658-Z76274

TERADATA CORPORATION Proxy/Voting Instruction Card
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR TERADATA’S 2020 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Victor Lund, Mark Culhane and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Annual Meeting of Stockholders to be held in San Diego, California (or at any alternate location and/or by means of communication determined by or on behalf of the board of directors) on May 5, 2020, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company’s 401(k) plan (the “Teradata Savings Plan”) and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2020 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2020 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side.)